FPA Capital Fund, Inc.

Prospectus

FPA Capital Fund, Inc. (FPPTX) seeks long-term capital growth. Current income is a secondary consideration. The Fund's investment adviser, First Pacific Advisors, LLC, invests the Fund's assets in common stocks and other securities which it believes have the potential to increase in market value.

Fund shares are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064
www.fpafunds.com

July 30, 2012

FPA CAPITAL FUND, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064
(310) 473-0225

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SUMMARY SECTION

Investment Objective. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration.

Fees and Expenses of the Fund. Shares of the Fund are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You, your spouse and the following related people (and their spouses) can combine investments to reduce your sales charge: grandparents, parents, siblings, children or grandchildren, aunts or uncles, nieces or nephews; or by the individual, his or her spouse and a trustee or other fiduciary purchasing securities for related trusts, estates or fiduciary accounts, including employee benefit plans. More information about these and other ways of reducing your sales charge is available in the prospectus section, "Reducing Your Sales Charge," and the Fund's Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)	1.00%
Redemption Fee (as a percentage of amount redeemed)	2.00	%(1)
Exchange Fee	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees		0.65%
Distribution (12b-1) Fees		None
Other Expenses		0.19%
Other Expenses	0.09%
Financial Services	0.10%
Total Annual Fund Operating Expenses		0.84%

(1)  Redemptions by wire are subject to a $3.50 charge per wire. Your broker-dealer may charge you a fee for redemptions.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	$606
Three years	$779
Five years	$966
Ten years	$1,508

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Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies. The Fund's investment adviser, First Pacific Advisors, LLC, purchases common stocks it believes undervalued when considering various valuation criteria. The Adviser deems the following attributes of companies important in its stock selection process:

•  Current as well as anticipated future levels of profitability

•  Book value

•  Replacement cost of assets

•  Free cash flow

The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. The Fund can also invest in both government and corporate debt securities, preferred stocks and convertible securities. Up to 15% of the Fund's assets may be invested in lower-rated or comparable unrated debt securities. No more than 30% of the Fund's assets will be invested in the securities of foreign issuers.

Principal Investment Risks.

•  The U.S. market declines. The financial problems in global economies over the past several years may continue to cause high volatility in global financial markets.

•  The market favors growth stocks over value stocks, or companies at a different capitalization level, or companies of lower quality than those in which the Fund invests and the Fund holds investments that are out-of-favor.

•  Because of the Fund's value-oriented investment approach, the portfolio may be moderately focused, generally with an emphasis on medium- and smaller-sized companies. Investing in smaller companies generally involves greater risk than investing in larger companies and securities of smaller companies are often more volatile, less liquid and more reliant on key products or personnel than larger companies. Also, the portfolio might not reflect all facets of the national economy and could differ significantly from broad market indices.

•  An adverse event, such as an unfavorable earnings report, depresses the value of a particular stock, an investment in a security proves in retrospect to be inopportune because of other adverse developments or the vagaries of the markets or company-specific events reduce the income generated by its securities.

•  If the Fund purchases foreign securities, those markets go down or prices of the Fund's foreign securities go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities.

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•  Changes in market prices and the assets of the Fund may from time to time cause more of the Fund's assets to be invested in securities of a single company, which increases the volatility of the Fund.

•  The Adviser may select stocks and investments that underperform. To the extent the Fund is moderately concentrated, the underperformance of particular holdings will have more impact than a portfolio investing in more companies.

•  The prices of debt securities held by the Fund can be affected by changing interest rates (as interest rates rise, the prices of debt securities fall), effective maturities and credit ratings.

•  To the extent that convertible securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated, there is a greater risk as to the timely repayment of principal and interest. Investments in securities rated below investment grade or comparable may be considered speculative. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. In addition, the secondary trading market for lower-rated securities may be less liquid than the market for higher-rated securities.

•  To the extent the Fund has larger than usual positions in cash or high-quality short-term debt securities, it may lag other funds during periods of market appreciation and may not achieve your investment objectives.

Because of these and other risks, you could lose money by investing in the Fund. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC.

Updated Performance Information. To obtain updated monthly performance information, please visit the Fund's website at www.fpafunds.com or call (800) 982-4372.

Performance Information. The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 calendar years compare with those of a broad-based securities market index and an index of similar funds. The bar chart shows performance without a sales charge (load). If it did, returns would be lower than those shown. Performance in the Average Annual Total Returns table reflects the impact of the maximum sales charge of 5.25%. The chart and table reflect the reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to mid-capitalization stock performance and is included as a broad-based comparison to the capitalization characteristics of the Fund's portfolio. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small capitalization stock performance and is included as a broad-based comparison to the capitalization characteristics of the Fund's portfolio. The Lipper Mid-Cap Value Fund Average provides an additional comparison of how the Fund performed in relation to other mutual funds with similar objectives. Funds in this Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a 3-year weighted basis) below Lipper's U.S. diversified equity large-cap floor. Index returns reflect the reinvestment of all dividends and/or distributions.

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The year to date return for the Fund as of March 31, 2012 was 8.52%.

The Fund's highest/lowest quarterly results during this time period were:

Highest	27.56%		(Quarter ended 6/30/09)
Lowest	(29.33)%		(Quarter ended 12/31/08)
Average Annual Total Returns (for the periods ended December 31, 2011)	One Year	Five Years	Ten Years
Before Taxes	(4.40)%	3.48%	8.14%
After Taxes on Distributions(1)	(4.40)%	2.69%	7.28%
After Taxes on Distributions and Sale of Fund Shares(1)	(3.74)%	2.68%	6.88%
Russell 2500 (reflects no deductions for fees, expenses or taxes)	(2.51)%	1.24%	6.57%
Russell 2000 (reflects no deductions for fees, expenses or taxes)	(4.18)%	0.15%	5.62%
Lipper Mid-Cap Value Fund Average (reflects no deductions for sales charges or taxes)	(4.60)%	(0.53)%	5.84%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Investment Adviser. First Pacific Advisors, LLC ("Adviser") is the Fund's investment adviser.

Portfolio Managers. Dennis M. Bryan and Rikard B. Ekstrand are responsible for the day-to-day portfolio management of the Fund. Messrs. Bryan and Ekstrand have been Co-Chief Executive Officers of the Fund since January 2010, and they have been portfolio managers of the Fund since November 2007. Mr. Bryan served as Vice President of the Fund from August 1996 to January 2010, and Mr. Ekstrand served as Vice President of the Fund from November 2007 to January 2010. Robert L. Rodriguez has been a Director since August 2000 and portfolio manager, in an advisory capacity, since January 2010. Mr. Rodriguez served as the Fund's Chief Investment Officer from July 1984 and President from July 1988 until December 2009. Since October 2006, Messrs. Bryan and Ekstrand have been Partners of the Adviser, and Mr. Rodriguez has been a Managing Partner of the Adviser.

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Purchase and Sale of Fund Shares. Investors may purchase or redeem Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in the Fund's prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175, or 803 West Michigan Street, Suite A, Milwaukee, WI 53233-2301), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can use the Account Information Form for initial purchases.

The minimum initial investment is $1,500, and each subsequent investment must be at least $100. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment in an IRA must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear.

Subsequent investments and redemptions can be made directly to UMB Fund Services, Inc.

Tax Information. The Fund's distributions are taxable, and will be taxed as investment income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services, which may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS

Investment Objective. The Fund's primary investment objective is long-term growth of capital. Providing you current income is a secondary consideration.

Principal Investment Strategies. The Fund's Adviser favors investments in common stocks it believes undervalued when considering various valuation criteria. The Adviser deems the following important in its stock selection process: current as well as future levels of profitability, book value, replacement cost of assets and free cash flow. The Adviser attempts to lessen price risk by not overpaying for earnings of even the best companies. Furthermore, investments tend to be focused in areas viewed as temporarily out-of-favor, as evidenced by such factors as low price-to-normalized earnings ratios and price-to-book value ratios. Normalized earnings are used in an attempt to reduce the effect of one-time or extraordinary items that may distort the normal or anticipated recurring earnings from the operations of the company. The Fund also invests in debt securities and preferred stocks, but to a lesser extent. Debt securities are selected using an investment approach similar to that of equities and may include United States Government and government agency obligations, corporate debt securities and convertible securities. Lower rated or comparable unrated debt securities may comprise up to 15% of net assets. No more than 30% of the Fund's assets will be invested in the securities of foreign issuers.

For temporary defensive purposes or in response to adverse market conditions, the Fund may, for varying periods, take larger than usual positions in cash or high-quality short-term debt securities (U.S. Government or government agency securities, obligations of domestic banks, prime commercial paper notes and repurchase agreements). As a result, the Fund may lag other funds during periods of market appreciation and you may not achieve your investment objectives during such periods.

The Fund relies on the professional judgment of its Adviser to make decisions about the Fund's portfolio securities. The Adviser's basic investment philosophy is to purchase securities on the basis of fundamental value and earnings expectations rather than short-term stock market expectations.

The Fund may sell a portfolio holding when the holding's market price appreciates and approaches the Adviser's estimate of intrinsic value; the Adviser finds an opportunity to reallocate the Fund's assets to other investments with greater reward potential; or the original investment thesis no longer holds.

Principal Risks. Your investment in the Fund is subject to a number of risks related to its principal investment strategies, including the following:

•  The Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium- or smaller-sized companies. Smaller companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies and are often more reliant on key products or personnel than larger companies. In addition, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile and less liquid. Consequently, the Fund may be subject to greater risk than if it invested in larger companies. Also, the portfolio might not reflect all facets of the national economy and could differ significantly from broad market indices.

•  The market favors growth stocks over value stocks, or companies at a different capitalization level, or companies of lower quality than those in which the Fund invests and the Fund holds investments that are out-of-favor.

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•  Fund shares could decline in value in response to certain events, such as changes in markets or economies. The financial problems in global economies over the past several years may continue to cause high volatility in global financial markets.

•  The prices of securities held by the Fund can be affected by events, such as an unfavorable earnings report, specifically involving the issuers of these securities which depresses the value of a particular stock, an investment in a security proves in retrospect to be inopportune because of other adverse developments or the vagaries of the markets or company-specific events reduce the income generated by its securities.

•  The prices of debt securities held by the Fund can be affected by changing interest rates (as interest rates rise, the prices of debt securities fall), effective maturities and credit ratings.

•  Investing outside the U.S. can also involve additional risks, such as currency fluctuations, government actions, and political, social and economic instability. These factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities.

•  The Adviser may select stock and investments that underperform. To the extent the Fund is moderately concentrated, the underperformance of particular holdings will have more impact than a portfolio investing in more companies.

•  Although the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) at the time of purchase, changes in market prices and the assets of the Fund may from time to time cause more than 5% or even 10% of the Fund's assets to be invested in securities of a single company. Such relative emphasis would be likely to increase the volatility of the Fund's net asset value per share.

•  To the extent that convertible securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated, there is a greater risk as to the timely repayment of principal and interest. Investments in securities rated below investment grade or comparable may be considered speculative. Decisions to purchase and sell these securities are based on the Adviser's evaluation of their investment potential and not on the ratings assigned by credit agencies. Because investment in lower-rated securities involves greater investment risk, achievement of the Fund's investment objective is more dependent on the Adviser's credit analysis than with respect to the Fund's investments in higher-rated securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower-rated securities because a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower-rated securities may be less liquid than the market for higher-rated securities.

Because of these and other risks, you could lose money by investing in the Fund.

Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). For instructions on how to obtain an SAI, please refer to the back cover of this Prospectus.

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MANAGEMENT AND ORGANIZATION

Discontinuance of Sales to New Investors

The Fund has discontinued indefinitely the sale of its shares to new investors, except directors, officers and employees of the Fund, the Adviser and affiliated companies, and their immediate relatives. For the purposes of this exception, a listing of the Fund's affiliated companies is included under the heading "Purchases Subject to a 2% Redemption Fee." The Fund continues to accept additional investments from existing shareholders, and continues to reinvest dividends and capital gains distributions with respect to the accounts of existing shareholders who elect such options. The decision to discontinue sales to new investors reflects management's belief that, under current conditions, unrestrained growth in the Fund's net assets might impair investment flexibility. The Fund may recommence at any time the offering of shares to new investors if the Board of Directors believes it would be in the best interests of the Fund and its shareholders.

Investment Adviser

First Pacific Advisors, LLC is the Fund's investment adviser. Together with its predecessor organizations, First Pacific Advisors, LLC has been in the investment advisory business since 1954, and has served as the Fund's investment adviser since July 11, 1984. The Adviser manages assets of approximately $19.7 billion for seven investment companies, including one closed-end investment company, and more than 35 institutional accounts. First Pacific Advisors, LLC is headquartered at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064. The Adviser selects investments for the Fund, provides administrative services and manages the Fund's business. The total management fee paid by the Fund, as a percentage of average net assets, for the previous fiscal year was 0.65%. The Fund also paid the Adviser 0.10% of its average net assets as a reimbursement for financial services provided during the year. A discussion regarding the basis for the Board of Directors' approval of the investment advisory agreement is available in the Fund's semi-annual report for the six months ended September 30, 2011.

Portfolio Managers

Dennis M. Bryan and Rikard B. Ekstrand are primarily responsible for the day-to-day management of the Fund's portfolio.

Mr. Bryan serves as Co-Chief Executive Officer (since January 2010) and Portfolio Manager (since November 2007) of the Fund, and Partner of the Adviser (since October 2006). He was Vice President of the Fund from August 1996 to January 2010.

Mr. Ekstrand serves as Co-Chief Executive Officer (since January 2010) and Portfolio Manager (since November 2007) of the Fund, and Partner of the Adviser (since October 2006). He was Vice President of the Fund from November 2007 to January 2010.

Robert L. Rodriguez serves as a Director (since August 2000) and Portfolio Manager (since January 2010), in an advisory capacity, of the Fund, and a Managing Partner of the Adviser (since October 2006). He was the Fund's Chief Investment Officer from July 1984 and President from July 1988 to December 2009.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of shares of the Fund.

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PURCHASE, PRICING AND SALE OF SHARES

Purchase and Investment Minimums. You can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. You can obtain the Account Information Form by writing to the FPA Funds, c/o UMB Fund Services, Inc. , P.O. Box 2175, Milwaukee, WI 53201-2175, or 803 West Michigan St., Suite A, Milwaukee, WI 53233-2301, by telephone at (800) 638-3060, or on the Fund's website at www.fpafunds.com, which can be used for initial purchases. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear.

Share Price. The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open, normally 4:00 p.m. New York time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day.

The Fund uses various methods and inputs to establish the value of its investments, other assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve. Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith by, or under the direction of, the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund's net asset value is determined. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

Orders received by certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMB Fund Services, Inc. by later deadlines on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund

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shares is the first share price determined after UMB Fund Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMB Fund Services, Inc. within the times specified by the Fund.

Sales Charges. The offering price is the share price plus any applicable sales charge. A sales charge may apply to your purchase. As indicated in the table below, your sales charge can be reduced for larger purchases. You, your spouse and the following related people (and their spouses) can combine investments to reduce your sales charge: grandparents, parents, siblings, children or grandchildren, aunts or uncles, nieces or nephews; or by the individual, his or her spouse and a trustee or other fiduciary purchasing securities for related trusts, estates or fiduciary accounts, including employee benefit plans.

Size of Investment	Sales Charge(1)		Sales Charge(2)		Reallowed to Dealers(2)
Less than $50,000	5.54%		5.25%		5.00%
$50,000 but less than $100,000	4.71%		4.50%		4.25%
$100,000 but less than $250,000	3.90%		3.75%		3.50%
$250,000 but less than $500,000	2.56%		2.50%		2.25%
$500,000 but less than $1,000,000	1.52%		1.50%		1.50%
$1,000,000 and over	0.00	%(3)	0.00	%(3)	0.00	%(4)

(1)  As a percentage of net amount invested.

(2)  As a percentage of public offering price.

(3)  No sales charge is payable on investments of $1 million or more. However, a contingent deferred sales charge of 1% on the lesser of the purchase or redemption price is imposed if, within one year of purchase for investments of $1 million or more made without a sales load and on which FPA Fund Distributors, Inc. paid a dealer concession of 0.50%, a redemption (except by exchange) reduces the account to less than the original investment. Such contingent deferred sales charge is withheld from the redemption proceeds and paid to FPA Fund Distributors, Inc.

(4)  FPA Fund Distributors, Inc. will pay a dealer concession for orders of $1 million or more equal to 0.50% of the purchase price.

Reducing Your Sales Charge

Investments in other FPA Funds. To determine the sales charge, you can add the current value, at the offering price, of all presently held shares of the FPA Funds, which are:

•  FPA Capital Fund, Inc. (this Fund, which is currently closed to new investors)

•  FPA Crescent Fund

•  FPA International Value Fund

•  FPA New Income, Inc.

•  FPA Paramount Fund, Inc.

•  FPA Perennial Fund, Inc.

If your holdings of other FPA Funds qualify you for a reduced sales charge, you must provide information to verify your holdings.

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Letter of Intent. A letter of intent will allow you to obtain a reduced sales charge by aggregating investments made during a 13-month period. The value of all presently held shares of the FPA Funds (see above list) can also be used to determine the applicable sales charge. The Account Information Form contains the Letter of Intent that must be signed at the time of initial purchase, or within 30 days. Each investment made under a Letter of Intent during the period receives the sales charge for the total investment goal. If you do not reach your investment goal, you must pay the difference between the sales charges applicable to the amount purchased minus those actually paid. More information about Letters of Intent appears in the Fund's SAI.

Purchases Subject to a 2% Redemption Fee. You and your spouse (and your immediate relatives) can purchase shares without a sales charge, if you fall into one of the following categories of companies affiliated with the Fund at the time of your original purchase and you represent that the shares you purchase are for investment and will not be resold except through redemption or repurchase by the Fund. Immediate relatives include grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces and nephews of a qualified investor, and the spouse of any immediate relative.

(a)  current and former directors, officers and employees of the Adviser (and its predecessor, First Pacific Advisors, Inc.) and its affiliates;

(b)  current and former directors, officers and employees of Old Mutual (US) Holdings Inc. (the parent of the Adviser's predecessor, First Pacific Advisors, Inc.) and its affiliates;

(c)  current and former directors, officers and employees of Angeles Corporation (the former parent of the Adviser's predecessor, First Pacific Advisors, Inc.) and its affiliates;

(d)  current and former directors of, and partners and employees of legal counsel to, the investment companies advised by the Adviser;

(e)  investment advisory clients of the Adviser and consultants to such clients and their directors, officers and employees;

(f)    employees (including registered representatives) of a dealer that has a selling group agreement with FPA Fund Distributors, Inc. and consents to the purchases;

(g)  any employee benefit plan maintained for the benefit of such qualified investors;

(h)  directors, officers and employees of a company whose employee benefit plan holds shares of one or more of the FPA Funds; and

(i)    directors, officers and employees of the Fund's custodian or transfer agent.

Because FPA Fund Distributors, Inc. anticipates that certain purchases will result in economies of scale in the sales effort and related expenses compared to sales made through normal distribution channels, upon satisfaction of certain conditions the following persons can purchase without a sales charge at the time of purchase:

(a)  trustees or other fiduciaries purchasing shares for employee benefit plans of employers with 20 or more employees;

(b)  trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be

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invested by such accounts during the subsequent 13-month period in the Fund or other FPA Funds totals at least $1,000,000;

(c)  tax-exempt organizations enumerated in Section 501(c) (3), (9), or (13) of the Internal Revenue Code that purchase shares directly from the Fund or FPA Fund Distributors, Inc.;

(d)  accounts upon which an investment adviser, financial planner or broker-dealer charges an account management or consulting fee, provided it has entered into an agreement with FPA Fund Distributors, Inc. regarding those accounts or purchases Fund shares for such accounts or for its own accounts through an omnibus account maintained by a broker-dealer that has entered into such an agreement with the Fund or FPA Fund Distributors, Inc.; and

(e)  accounts that collectively invest in the Fund or other FPA Funds at least $2,500,000 at time of purchase (including the value of all presently held shares of the FPA Funds).

If you qualify to purchase shares without a sales charge at the time of purchase, you must submit a special application form available from FPA Fund Distributors, Inc. with your initial purchase, and you must notify FPA Fund Distributors, Inc. of your eligibility when you place the order. If you place the order through a broker, the broker may charge you a service fee. No such fee is charged if you purchase directly from FPA Fund Distributors, Inc. or the Fund.

Purchases made under this section are subject to a 2% redemption fee if shares are redeemed within 90 days of purchase (except by exchange). The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that management believes are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested for a QDIA (qualified default investment alternative) or redemptions initiated by the Fund. The fee does not apply to shares acquired through reinvested dividends or capital gains. The 2% redemption fee is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The redemption fee is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption.

Selling (Redeeming) Your Shares—Redemption Payments May Be Made By Check, Wire or ACH

You can sell (redeem) for cash without charge (except a contingent deferred sales charge or redemption fee, if applicable, as described above) any or all of your Fund shares at any time by sending a written request to UMB Fund Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about procedures.

In the case of an exchange of shares subject to a 2% redemption fee within 90 days of purchase, the shares acquired by exchange are subject to a 2% redemption fee if redeemed (except by exchange) within 90 days of the exchange. In the case of an exchange of shares subject to a 1% contingent deferred sales charge within one year of purchase, the shares acquired by exchange are subject to a 1% contingent deferred sales charge if redeemed (except by exchange) within one year of the initial purchase.

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A check will be mailed to you within seven days after UMB Fund Services, Inc. receives a properly completed request (as described below under "Written Requests"). If Fund shares sold were recently purchased by check, payment of the redemption proceeds may take up to 15 days from the date of purchase in order to allow time for the check to clear.

Written Requests. Requests must be signed by the registered shareholder(s). If you hold a stock certificate, it must be included with your written request. A signature guarantee is required if the redemption is:

•  Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

•  By a shareholder that is a corporation, partnership, trust or fiduciary.

A signature guarantee must be a Stamp 2000 Medallion Signature Guarantee and can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents are required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

Telephone Transactions. You must elect the option on the Account Information Form to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete an Account Information Form with a signature guarantee. Sales via telephone are not available for shares in certificate form.

When you obtain the right to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to which the proceeds of such redemptions are sent. Telephone redemptions over $5,000 that are sent to your bank are wired unless the designated bank cannot receive Federal Reserve wires, in which case the check (or redemption proceeds) is mailed. Telephone redemptions under $5,000 that are sent to the designated bank are mailed unless you request otherwise. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

UMB Fund Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither UMB Fund Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

Reinvesting in the Fund with Proceeds from Redemption of Shares. If you reinvest in the Fund within 30 days, you do not have to pay a sales charge. Your reinvestment is made at the first share price determined after UMB Fund Services, Inc. receives your order. You can only do this once for each Fund investment, and you must provide sufficient information to verify your reinvestment when you make your purchase. A sale and reinvestment is a taxable transaction, but losses on the sale are not deductible for federal income tax purposes.

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Automatic Redemption (Sale) of Your Shares. If as a result of a redemption, your account value is less than $500, the Fund can direct UMB Fund Services, Inc. to redeem your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

EXCHANGE OF SHARES AND SHAREHOLDER SERVICES

Exchanging Your Fund Shares

Exchanging Your Shares for Shares of Other FPA Funds. You can exchange your shares of the Fund for shares of other FPA Funds, namely FPA Crescent Fund, FPA International Value Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. There is no sales charge except on purchases of an FPA Fund by exchange from FPA Crescent Fund or FPA International Value Fund, unless (a) a sales charge equivalent to that applicable to the acquired shares was previously paid; (b) the shareholder is entitled to purchase shares at net asset value; or (c) the shares being exchanged were acquired by reinvestment.

You can increase an existing account or start a new account in the selected FPA Fund. Shares of the Fund acquired must be registered for sale in your state.

How to Exchange Your Shares. You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the Account Information Form). Exchanges are subject to the following restrictions:

•  You are limited to four exchanges in one account during any calendar year; if we give you notice you have exceeded this limit, any further exchange requests will not be honored;

•  Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

•  An exchange requires the purchase of shares with a value of at least $1,000; and

•  Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

Exchanges and purchases are at the share price next determined after receipt of a proper request (as described above under "Written Requests") by UMB Fund Services, Inc.

For federal and state income tax purposes, an exchange is treated as a sale and could result in a capital gain or loss. If the shares exchanged have been held less than 91 days, the sales charge paid on them is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

Discontinuation of the Exchange Programs. The Fund and FPA Fund Distributors, Inc. can change or discontinue the rights to exchange Fund shares into other FPA Funds upon 60 days' notice.

For more information or for prospectuses for other FPA Funds, please contact a dealer or FPA Fund Distributors, Inc. You should read the prospectuses of these other Funds and consider differences in objectives and policies before making any exchange.

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Other Shareholder Services

Investment Account. Each shareholder has an investment account in which UMB Fund Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction. Unless you make a written request, stock certificates will not be issued. Stock certificates are only issued for full shares.

Pre-authorized Investment Plan. You may establish an account with a $100 minimum initial investment and the establishment of automatic monthly investments of at least $100. To make automatic monthly investments, you must complete the Account Information Form available from dealers or FPA Fund Distributors, Inc. UMB Fund Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

Retirement Plans.  If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment must be at least $100. Neither the Fund nor FPA Fund Distributors, Inc. imposes additional fees for these plans, but the plan custodian does.

You should consult your tax adviser about the implications of establishing a retirement plan with Fund shares. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions into an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, the Taxpayer Relief Act of 1997 expanded opportunities for certain investors to make deductible contributions to IRAs and also created two new tax-favored accounts, the Roth IRA and the Education IRA, in which earnings (subject to certain restrictions) are not taxed even on withdrawal. Retirement-related tax matters are complicated; you should consult your tax adviser. FPA Fund Distributors, Inc. and dealers have applicable forms and information regarding plan administration, custodial fees and other plan documents.

Systematic Withdrawal Plan.  If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the Account Information Form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the Account Information Form. If withdrawals continuously exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest because of additional sales charges, and you will recognize any taxable gains or losses on the automatic withdrawals.

Shareholder Servicing Arrangements. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

For providing certain services to their clients, financial representatives may be paid a fee based on the assets or number of accounts of the Fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

The Fund may pay all or part of the fees paid to financial representatives. Periodically, the Fund's Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The

17

Fund does not pay these service fees on shares purchased directly. In addition, the Adviser and its affiliates may, at their own expense, pay financial representatives for these services.

FPA Fund Distributors, Inc., the Fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to shareholder servicing fees for selling Fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker and that broker is entitled to receive shareholder servicing fees from the Fund.

The Adviser and its affiliates may, at their own expense and out of their own resources, pay financial representatives for distribution and marketing services performed with respect to the Fund. The Adviser may pay its affiliated companies for distribution and marketing services performed with respect to the Fund.

Excessive Trading

The Fund is not intended as a vehicle for frequent trading in an attempt to profit from short-term fluctuations in the securities markets. The Board of Directors has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund's portfolio, increase brokerage and administrative costs, and dilute the value of Fund shares held by long-term investors. The fact that the Fund is sold with a front-end sales charge has historically served as a deterrent to frequent trading. For qualifying purchases at net asset value, the Fund has imposed a 2% redemption fee on shares held less than 90 days except for those shareholders to whom the charge does not apply. The preceding section titled "Purchases Subject to a 2% Redemption Fee" provides a description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four during any calendar year (see section titled "How to Exchange Your Shares"). Irrespective of these front-end sales charges, redemption fees and exchange limits, the Fund reserves the right to reject any purchase or exchange request if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Further, the Fund fair values its holdings, when appropriate, as described under "Purchase, Pricing and Sale of Shares." There can be no assurance that the Fund will successfully detect or prevent market timing.

Cost Basis Information

As of January 1, 2012, federal law requires that open-end regulated investment companies report their shareholders' cost basis, gain or loss, and holding period to the IRS on their shareholders' Consolidated Form 1099s when "covered" shares of the regulated investment companies are redeemed. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen "highest-in, first long-term" ("HIFL"), sometimes referred to as "high-cost, long-term," as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing prices, and the entire position is not sold at one time. Under this method, shares with the highest cost and a long-term holding period are sold first. A fund's standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a

18

method other than the Fund's standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund's investment income consists principally of dividends and interest earned on its portfolio securities. This income, after payment of expenses, will be distributed to you semi-annually. Net capital gains realized from the sale of securities are distributed at least annually. Dividends and capital gain distributions are automatically reinvested in the Fund at the share price determined at the close of business the day after the record date, unless before the record date for receipt of the dividend or capital gain distribution you request cash payment of dividends and capital gains distributions. You can use the Account Information Form to request a cash payment.

Tax Consequences

Dividends and capital gains are generally taxable whether they are reinvested or received in cash unless you are exempt from taxation or entitled to tax deferral. Dividends are taxed at ordinary rates, while capital gains may be taxed at different rates, usually based on the length of time the Fund holds its assets.

Redemptions from a retirement plan account and an ordinary shareholder account could have different tax treatment. Further, an exchange of the Fund's shares for shares of another FPA Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

You must provide the Fund with a certified correct taxpayer identification number (generally your social security number) and certify that you are not subject to backup withholding. You can use the Account Information Form for this purpose. If you fail to do so, the IRS can require the Fund to withhold 28% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident aliens, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Federal tax law generally requires that a holder (such as the Fund) of a debt security purchased at a discount (including a zero coupon security) accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may give rise to original issue discount which is includable in the Fund's gross income on a current basis. Similarly, the Fund generally must recognize as income interest accrued on accrual bonds and other debt securities even though not paid in cash. As an investment company, the Fund must pay dividends equal to substantially all of its net investment income each year. Since most shareholders reinvest dividends declared by the Fund, it is not expected that cash dividend payments would exceed the total amount of cash interest and dividends the Fund actually receives. Cash distributions are made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Fund may be reduced and amounts distributed previously in the taxable year may be characterized in some circumstances as return of capital.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and distributions. The information for each of the five years ended March 31, 2012, have been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

	For the years ended March 31,
	2012	2011	2010	2009	2008
Per share operating performance:
Net asset value at beginning of year	$46.64	$35.16	$20.25	$36.84	$44.28
Income from investment operations:
Net investment income (loss)	$(0.11)	$(0.06)	$(0.07)	$0.30	$0.62
Net realized and unrealized gain (loss) on investment securities	(1.42)	11.54	15.01	(14.51)	(3.38)
Total from investment operations	$(1.53)	$11.48	$14.94	$(14.21)	$(2.76)
Less distributions:
Dividends from net investment income	—	—	$(0.03)	$(0.41)	$(0.67)
Distributions from net realized capital gains	—	—	—	(1.97)	(4.01)
Total distributions	—	—	$(0.03)	$(2.38)	$(4.68)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$45.11	$46.64	$35.16	$20.25	$36.84
Total investment return**	(3.28)%	32.65%	73.84%	(39.05)%	(6.45)%
Ratios/supplemental data:
Net assets at end of period (in $000's)	1,309,145	1,403,033	1,148,714	765,770	1,812,340
Ratio of expenses to average net assets	0.84%	0.87%	0.86%	0.93%	0.88%
Ratio of net investment income (loss) to average net assets	(0.25)%	(0.16)%	(0.20)%	0.92%	1.46%
Portfolio turnover rate	15%	8%	19%	18%	18%

*  Rounds to less than $0.01 per share

**   Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

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For Shareholder Services contact
UMB Fund
Services, Inc.

P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St., Ste. A
Milwaukee, WI 53233-2301
(414) 299-2000 or
(800) 638-3060 except Alaska,
Hawaii, Puerto Rico and
U.S. Virgin Islands

For Retirement Plan Services
call your employer or plan
administrator

For 24-hour Information go to
FPA Fund Distributors, Inc.
Internet Web Site
http://www.fpafunds.com

For Dealer Services contact
FPA Fund Distributors, Inc.

11400 West Olympic Boulevard
Suite 1200
Los Angeles, CA 90064
(310) 473-0225 or
(800) 982-4372 except
Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands

Inquiries concerning transfer of registration, distributions, redemptions and shareholder service should be directed to UMB Fund Services, Inc. Inquiries concerning sales should be directed to FPA Fund Distributors, Inc.

Investment Adviser
First Pacific Advisors, LLC

11400 West Olympic Boulevard
Suite 1200
Los Angeles, CA 90064

Custodian
State Street Bank and
Trust Company

225 Franklin Street
Boston, MA 02110

Telephone conversations may be recorded or monitored for verification, record keeping and quality assurance purposes.

Multiple Translations

This Prospectus may be translated into other languages. If there are any inconsistencies or ambiguities, the English text will prevail.

OTHER FUND INFORMATION

Annual/Semi-Annual Report to Shareholders

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI, annual and semi-annual report, quarterly schedules of portfolio holdings on Form N-Q and the annual report of proxy voting record on Form N-PX are available without charge, upon request, by calling FPA Fund Distributors, Inc. and on the Securities and Exchange Commission's ("SEC") Internet Web Site at http://www.sec.gov.

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the Fund, including the Fund's financial statements.

A current SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SAI and other related materials about the Fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090) or from the EDGAR database on the SEC's Internet Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

For more information or to request a free copy of any of the documents above contact FPA Fund Distributors, Inc. at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, or (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands (where you may call collect (310) 473-0225), or go to http://fpafunds.com.

Investment Company Act No. 811-1596

STATEMENT OF ADDITIONAL INFORMATION

FPA CAPITAL FUND, INC.

July 30, 2012

This Statement of Additional Information supplements the current Prospectus of FPA Capital Fund, Inc. (“Fund”) (FPPTX) dated July 30, 2012. This Statement of Additional Information does not present a complete picture of the various topics discussed and should be read in conjunction with the Fund’s Prospectus. Although this Statement of Additional Information is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The Fund’s Prospectus can be obtained by contacting your securities dealer or the Fund’s principal underwriter, FPA Fund Distributors, Inc. (“Distributor”), at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064; telephone (310) 473-0225 or (800) 982-4372, except Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands; web site www.fpafunds.com.

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Purchase and Redemption of Shares	22
Discontinuance of Sales to New Investors	22
Net Asset Value	22
Sales Charges	23
Authorized Financial Intermediaries	23
Sales at Net Asset Value	23
Letter of Intent	23
FPA Exchange Privilege	24
Redemption of Shares	24
Telephone Redemption	25
2% Redemption Fee	25
Excessive Trading	26
Tax Sheltered Retirement Plans	26
Dividends, Distributions and Taxes	26
Distributor	27
Prior Performance Information	28
Financial Statements	31

ii

INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

The following limitations and guidelines supplement information provided in the Prospectus and are considered at the time of purchase, under normal market conditions, and are based on a percentage of FPA Capital Fund, Inc.’s (the “Fund”) net assets unless otherwise noted. This summary is not intended to reflect all of the Fund’s investment limitations.

INVESTMENT OBJECTIVE AND STRATEGIES

•                                          The Fund’s primary objective is long-term growth of capital. Providing you current income is a secondary consideration. The Fund’s investment adviser, First Pacific Advisors, LLC, believes that the Fund’s goals can best be achieved by investing primarily in common stocks the Adviser believes undervalued when considering various valuation criteria described in the Prospectus. The Fund may also invest in United States Government and government agency obligations, corporate debt securities, preferred stocks and convertible securities. Up to 15% of the Fund’s net assets may be invested in lower-rated or comparable unrated debt securities.

•                                          Investments in the Fund are not limited by a specific industry, and substantially all common stocks purchased by the Fund will be listed on a national securities exchange or the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System or National List.

FIXED-INCOME SECURITIES

•                                          Up to 15% of the Fund’s net assets can be invested in fixed-income securities, including convertible securities, that are rated BB or lower by Standard & Poor’s Corporation or Ba or lower by Moody’s Investor Services, Inc.

•                                          The Fund can invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation.

•                                          The Fund can invest in mortgage-backed securities, which represent an interest in a pool of mortgage loans. The Fund can also invest in collateralized mortgage obligations, which are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. A variety of CMO certificates may be issued in sequential pay structures. These securities include accrual certificates (also known as “Z-bonds”) which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security. Up to 5% of the Fund’s assets can be invested in interest-only classes of stripped mortgage-backed securities.

NON-U.S. SECURITIES

•                                          The Fund can invest up to 30% of its net assets in securities of foreign issuers.

The Fund may sell a portfolio holding when the holding’s market price appreciates and approaches the Adviser's estimate of intrinsic value; the Adviser finds an opportunity to reallocate the Fund’s assets to other investments with greater reward potential; or the original investment thesis no longer holds.

DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

In recent years, the equity and debt capital markets in the United States and internationally have experienced unprecedented volatility.  This has caused a significant decline in the value and liquidity of many securities.  These market conditions may continue or get worse.  Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

EQUITY SECURITIES — The Fund will invest primarily in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial conditions of their issuers and on market and economic conditions. These fluctuations can be severe and can generate large losses.

Preferred Stocks

Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Convertible Securities

Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at a Fund’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

FIXED-INCOME SECURITIES — The Fund can invest in fixed-income securities. Bonds and other fixed-income securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face value. The market price of fixed-income securities held by the Fund can be expected to vary inversely to changes in prevailing interest rates and can also be affected by the financial conditions of the issuers. Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.

SENIOR LOANS — The Fund may invest in participations in senior loans made by banks and other financial institutions to corporate and other borrowers. Such loans are generally arranged through private negotiations between a borrower and one or more financial institutions and may be secured by collateral. Participations in senior loans generally are not listed on any securities exchange or automated quotation system, and no active trading market generally exists for these participations. Such senior loan participations are thus relatively illiquid, which may impair the ability of the Fund to sell them in a timely manner.

INFLATION-INDEXED BONDS — The Fund can invest in inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation. Such bonds generally are issued at an interest rate lower than comparable non-indexed bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation. Inflation-indexed bonds issued by the U.S. Treasury have maturities of five, ten, and thirty years, although it is anticipated that securities with other maturities will be issued in the future. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income, even though investors do not receive their principal until maturity. See also “Dividends, Distributions and Taxes” in the Prospectus.

Inflation-indexed bonds issued by the U.S. Treasury pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation continued during the second half of the year and reached 3% by year end, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

MORTGAGE-BACKED SECURITIES — The Fund can invest in mortgage-backed securities, which represent an interest in a pool of mortgage loans. The primary issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”) (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the “full faith and credit” of the United States). Mortgage-backed securities are also issued by certain private, nongovernmental corporations, such as financial institutions. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies’ obligations. To the extent that the Fund purchases mortgage-backed securities at a premium, prepayments may result in some loss of the Fund’s principal investment to the extent of the premium paid. In addition, like other debt securities, the value of mortgage-related securities will generally fluctuate in response to market interest rates.

The mortgage-backed securities in which the Fund may invest may include those backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. The Fund may also invest in government-related mortgage-backed securities that are not backed by the full faith and credit of the United States, such as those issued by FNMA and FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. The Fund may also invest in mortgage-backed securities issued by private non-governmental corporations, such as financial institutions.

On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as the conservator of FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee FNMA until the FHFA deems it financially sound and solvent. During the conservatorship, FNMA’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by FNMA, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of FNMA to meet its obligations.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 7- to 9-year average life for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities of different characteristics will have varying average life assumptions.

RISKS OF MORTGAGE-BACKED SECURITIES

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, mortgage loan repayments may be adversely affected by matters such as a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in high mortgage payments by holders of adjustable rate mortgages.  For example, the value of mortgage-related securities has been adversely affected by the recent disruptions in the credit markets, the increase in the default rate on prime and subprime residential mortgages, and the overall decrease in residential home prices from the price levels reached during the 2003-2007 time period.  It is possible that, as a result of these and other circumstances, the value of mortgage-related securities will continue to be adversely affected for some time.  Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.  Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed-rate 30-year mortgages.  Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES — The Fund can invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United

States governmental or private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified dates. Mortgage pass-through securities provide for monthly payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the “full faith and credit” of the United States. FNMA and FHLMC are federally chartered, privately owned corporations which are instrumentalities of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, “modified pass-through” instruments, under which the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS, MULTICLASS PASS-THROUGH SECURITIES AND ACCRUAL CERTIFICATES (Z BONDS) — Collateralized mortgage obligations (“CMOs”) are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. CMOs issue a series of bonds or certificates in multiple classes. Each class, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Principal prepayments on the underlying pool of mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Changes in estimated prepayment rates alter the expected life of mortgage-backed securities. In periods of sharp interest rate movements and/or in periods of supply and demand imbalances in the market for such securities, the prices of certain CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. For example, an increase in interest rates would not only likely decrease the value of CMOs owned by the Fund but would also increase the inherent volatility of the Fund by effectively lengthening the expected life of these securities.

A variety of CMO certificates may be issued in sequential pay structures. These securities include accrual certificates (also known as “Z-bonds”) which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security. The market prices of CMOs structured as accrual bonds are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The Fund may invest in CMOs which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage

Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, the Fund’s investment in a CMO is not effected by the issuer’s election to be treated as a REMIC, and all future references to CMOs shall also be deemed to include REMICs.

In CMOs, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

STRIPPED MORTGAGE-BACKED SECURITIES — The Fund can invest in stripped mortgage-backed securities. Up to 5% of the Fund’s net assets can be invested in stripped mortgage-backed securities. The prices of these securities are likely to be volatile in the event of changes in mortgage prepayment rates, or expectations related thereto. In addition, these securities tend to be less liquid than other CMOs.

Stripped mortgage-backed securities represent beneficial ownership interests in either periodic principal distributions (the principal-only or “PO” class) or interest distributions (the interest-only or “IO” class) on mortgage-backed certificates. The certificates underlying the stripped mortgage-backed securities represent all or part of the beneficial interest in pools of fixed-rate Mortgage Assets. The Fund may invest in IO securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the value of IO securities may be expected to increase because of the diminished expectation that the underlying mortgages will be prepaid. In this situation, the expected increase in the value of IO securities may offset all or a portion of any decline in value of other debt securities owned by the Fund. Investing in stripped mortgage-backed securities involves the risks normally associated with investing in mortgage-backed securities. In addition, the yields on IO and PO securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO securities and increasing the yield to maturity on PO securities. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO securities and decreasing the yield to maturity on PO securities. Sufficiently high prepayments rates could result in the Fund’s not fully recovering its initial investment in an IO security. There can be no assurance that the Fund will be able to effect a trade of a stripped mortgage-backed security at a time when it wishes to do so. Stripped mortgage-backed securities will be considered illiquid securities unless (i) issued by the United States Government or an agency or instrumentality thereof, (ii) backed by fixed-rate mortgages, and (iii) there appears to be a liquid secondary market for the security.

LOWER RATED DEBT SECURITIES — The Fund can invest up to 15% of its net assets in fixed-income securities, including convertible securities, that are rated BB or lower, by Standard & Poor’s Corporation (“S&P”) or Ba or lower by Moody’s Investor Services, Inc. (“Moody’s”), which ratings are considered by the rating agencies to be speculative, and unrated securities considered by the Adviser to be of comparable quality. Debt securities with a rating of BB/Ba or lower are commonly referred to as “junk bonds.”

To the extent the Fund acquires convertible securities or other debt securities that are rated lower than investment grade or are not rated, there is a greater risk that payment of principal and interest will not be made on a timely basis or at all. Because investment in lower-rated or unrated securities involves greater investment risk, achievement of the Fund’s investment objective is more dependent on the Adviser’s credit analysis than with respect to the Fund’s investments in higher-rated securities. Decisions to purchase and sell these securities are based on the Adviser’s evaluation of their investment potential and not on the ratings assigned by credit agencies. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower-rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower-rated securities may be less liquid than the market for higher-rated securities.

Prices of lower-rated securities may decline rapidly if many holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower-rated securities generally could reduce market liquidity for such securities and make it harder to sell them. The lower-rated bond market has grown primarily during a period of long economic expansion, and it is uncertain how it would perform during an extended economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

The lower-rated securities in which the Fund can invest include debt securities of companies that are financially troubled, in default or in bankruptcy or reorganization (“Deep Discount Securities”). These securities could be rated C, C1 or D by S&P or C by Moody’s or may be unrated. Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Fund may invest in Deep Discount Securities when the Adviser believes that existing factors are likely to improve the company’s financial condition. These factors could include a restructuring of debt, management changes, existence of adequate assets, or other special circumstances.

A debt instrument purchased at a deep discount, but before default, may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the securities could increase, resulting in a capital gain. If the issuer defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debt-holders, the Deep Discount Securities could stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

As of March 31, 2012, none of the Fund’s net assets were invested in convertible securities, 16.8% of the Fund’s assets were invested in non-convertible U.S. Government securities, and 9.5% of the Fund’s net assets were held in high grade short-term investments.

RISK FACTORS RELATING TO LOWER RATED SECURITIES

1.                                       SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers are likely to experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities that pay interest periodically and in cash.

2.                                       LIQUIDITY AND VALUATION. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and there could be a negative impact on the Fund’s ability to accurately value high yield bonds and the Fund’s assets and on the Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the values and liquidity of high yield bonds, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid high yield bonds, these securities may involve special liquidity and valuation difficulties.

3.                                       LEGISLATION. New laws and proposed new laws could have a negative impact on the market for high yield bonds. For example, several years ago legislation required federally-insured savings and loan associations to divest their investments in high yield bonds.

4.                                       TAXATION. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund accrues the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. The Fund is required to distribute such income to its shareholders in order to maintain its qualification for pass-through treatment under the Internal Revenue Code. Thus, the Fund may have to dispose of portfolio securities at a time it otherwise might not want to do so in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

5.                                       CREDIT RATINGS. Certain risks are associated with applying credit ratings as a method of evaluating high yield bonds. Credit ratings evaluate the safety of principal and interest payments, not market value risk, of high yield bonds. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield bonds in the Fund’s portfolio to determine if the issuers appear to have sufficient cash flow to meet required principal and interest payments. The Fund may retain a portfolio security whose rating has been changed.

SECURITIES OF FOREIGN ISSUERS — The Fund can invest up to 30% of its net assets in securities of foreign issuers. Investments in securities of foreign issuers can be affected favorably or unfavorably by changes in currency rates and exchange control regulations. The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth and resources and they may be more vulnerable to adverse developments, changes in trading patterns, trade barriers and other protectionist measures. Global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely impact a different country or region. Compared to U.S. companies, there might be less publicly available information about foreign companies, which generally are subject to less stringent and uniform accounting, auditing and financial reporting standards and requirements, making it more difficult to evaluate investment opportunities. Securities of some foreign companies might be less liquid or more volatile, and may be more difficult to value, than those of U.S. companies. Foreign brokerage commissions and custodial fees are generally higher than in the United States. Settlement of transactions in some foreign markets can be delayed or can be less frequent than in the U.S., which could affect the liquidity of the Fund’s portfolio. Investments in foreign securities can be affected by local political or economic instability, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments, the difficulty of predicting international trade patterns, and the possibility of imposition of exchange controls. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States. The cost of foreign securities transactions tend to be higher than those of U.S. transactions, increasing transaction costs borne by the Fund. With respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation, or similar governmental action affecting foreign investments. In the event of a default on any foreign debt obligation, it could be more difficult for the Fund to obtain or enforce a judgment against the issuer.

The Fund can purchase foreign securities in the form of ADRs or other securities representing underlying shares of foreign companies. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. The Fund can invest in ADRs through both sponsored and unsponsored arrangements.

FOREIGN CURRENCY TRANSACTIONS — The value of any of the Fund’s portfolio securities that are traded in foreign markets can be affected by changes in currency exchange rates and exchange control regulations. In addition, the Fund, in purchasing or selling securities in foreign markets, will incur costs in connection with conversions between various currencies. The Fund’s foreign currency exchange transactions generally are conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The cost of currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold. The Fund does not purchase and sell foreign currencies as an investment.

TAXES

Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

THE EURO

Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union (“EMU”). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries.

The euro has presented unique uncertainties, for participating nations, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by some or all the countries that have already adopted its use. Recent political and economic issues have created uncertainty concerning the future of the euro and the impact if one or more countries leave the eurozone. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by the Fund may be denominated in the euro.

COVERED CALL OPTIONS — In an effort to increase potential income, the Fund is authorized to write (i.e. sell) covered call options listed on a national securities exchange. When the Fund writes a listed call option, the purchaser has the right to buy a security from the Fund at a fixed exercise price any time before the option contract expires, regardless of changes in the market price of the underlying security. The Fund writes options only on securities it owns (covered options) and must retain ownership of the underlying security while the option is outstanding. Until the option expires, the Fund cannot profit from a rise in the market price of the underlying security over the exercise price, except insofar as the premium which the Fund receives, net of commissions, represents a profit. The premium paid to the Fund is the consideration for undertaking this obligation.

The Fund may not write any option that, at the time, would cause its outstanding options to cover securities comprising more than 10% of its asset value. Writing option contracts is a highly specialized activity and could limit investment flexibility at certain times. The maximum term for listed options exceeds two years, but the Fund expects that most options it writes will not exceed six months.

SHORT SALES AGAINST THE BOX — The Fund can make short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost identical securities to those sold short (short sales “against the box”) or if the securities sold are “when issued” or “when distributed” securities that the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost. The principal purpose of short sales is to enable the Fund to obtain the current market price of a security that the Fund desires to sell but which cannot be currently delivered for settlement. The Fund will not make short sales or maintain a short position if to do so would cause more than 25% of its total net assets (exclusive of proceeds from short sales) to be allocated to a segregated account in connection with short sales.

The Fund did not effect any short sales in the last fiscal year.

REPURCHASE AGREEMENTS — The Fund can invest up to 20% of its total assets in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security that the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered loans under the Investment Company Act of 1940 (“1940 Act”). In the event of bankruptcy or other default by the seller, the Fund could experience delays and expenses liquidating the underlying security, loss from decline in value of such security, and lack of access to income on such security. The Fund will not invest more than 10% of its total assets in repurchase agreements that mature in more than seven days and/or other securities which are not readily marketable.

RULE 144A AND OTHER RESTRICTED SECURITIES — The Fund can invest up to 15% of its net assets in illiquid securities. Rule 144A securities deemed to be liquid shall be included in this limitation unless otherwise specified by the Board of Directors or pursuant to procedures adopted by the Board of Directors.

Rule 144A was adopted under the Securities Act of 1933 (the “1933 Act”) to allow a broader institutional trading market for securities subject to restriction on resale to the general public. The Rule provides a “safe harbor” for the resale of certain restricted securities among qualified institutional investors without registration under the 1933 Act. Other securities subject to legal or contractual restrictions on resale generally may be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event. These difficulties and delays could result in the Fund’s inability to realize a favorable price upon disposition of restricted securities, and in some cases may make disposition of such restricted securities at the time desired by the Fund impossible.

SECURITIES LENDING — The Fund may lend a portion of its portfolio securities to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Adviser in order to generate additional income. The borrower must deliver to the Fund cash or cash equivalent collateral equal in value to at least 100% of the value of the securities loaned at all times during the loan. During the time the portfolio securities are on loan, the borrower pays the Fund any interest or dividends paid on such securities. The Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income if the borrower has delivered equivalent collateral. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could experience delays in recovering its securities, or could lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower. These risks are similar to those associated with repurchase agreements.

INVESTMENT RESTRICTIONS

The Fund is an open-end, diversified investment management company and has adopted the investment restrictions stated below. They apply at the time securities are purchased or other relevant action is taken.  As a diversified investment management company, the Fund intends to abide by the 1940 Act requirements that the Fund must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. These restrictions and the Fund’s investment objective cannot be changed without approval of the holders of a majority of outstanding Fund shares. The 1940 Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. In addition to those described in the Prospectus, these restrictions provide that the Fund shall not:

1.                                       Borrow any amount other than as a temporary measure for extraordinary or emergency purposes as determined by the Fund’s Board of Directors;

2.                                       Concentrate more than 25% of the value of its assets in a particular industry (It is the current Staff position of the Securities and Exchange Commission that the concentration is at 25% or more, as a result, the Fund will not invest 25% or more in an industry or a group of industries.);

3.                                       Purchase the securities of any one issuer (except securities issued by the United States of America, or any instrumentality thereof) if the holdings of the Fund in the securities of such issuer exceed 5% of the market value of the Fund’s total assets;

4.                                       Purchase the securities of any one issuer causing the Fund’s holdings to exceed 10% of the outstanding voting securities of such issuer or 10% of any class of securities of such issuer.

5.                                       Issue any class of senior security nor sell any senior security of which it is the issuer, except that the Fund is permitted to borrow from any bank; provided that such borrowing may only be as a temporary measure for extraordinary or emergency purposes, but not for investment purposes and shall not, in the aggregate, exceed 10% of its total assets taken at cost or 5% of its total assets taken at current value, whichever is less; and provided that immediately after such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund;

6.                                       Underwrite the sale of any securities other than Fund shares;

7.                                       Purchase or sell commodities, commodity contracts or real estate;

8.                                       The Fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder, or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

9.                                       Mortgage, pledge, hypothecate or in any manner transfer, as security for any indebtedness, any security owned or held by the Fund;

10.                                 Participate on a joint or a joint and several basis in any trading account in securities;

11.                                 Purchase from or sell to any officer or director of the Fund, or firms of which any of them are members, any securities other than Fund shares; but such persons or firms may act as brokers for the Fund for customary commissions;

12.                                 Purchase or retain any securities of any issuer if those officers and directors of the Fund or of its manager or investment adviser owning individually more than 0.5% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer;

13.                                 Invest for the purpose of exercising control over or management of any company;

14.                                 Invest in securities issued by other investment companies;

15.                                 Effect short sales of securities, except that the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales “against the box”) or if the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost;

16.                                 Buy securities on margin;

17.                                 Purchase or sell securities other than Fund shares through any brokerage or investment organization in which any officer or director of the Fund is a partner, officer, director or shareholder;

18.                                 Invest more than 5% of its assets in securities of corporations which have a record of less than three years continuous operation; or

19.                                 Write options, except the Fund may write covered call options and effect closing transactions; provided the Fund shall: (i) write options only on securities which it owns and which are traded on a national securities exchange; (ii) retain ownership of the underlying security for the duration of said options and (iii) not write any option which would, at the time, cause outstanding options written by the Fund to cover securities comprising more than 10% of the value of the Fund’s assets.

ADDITIONAL RESTRICTIONS. The Fund is also subject to the following policies which its Board of Directors can amend and which apply at the time of purchase of securities. The Fund will not:

1.                                       Invest more than 10% of total assets in repurchase agreements with maturities over seven days and/or other securities which are not readily marketable;

2.                                       Purchase warrants exceeding 2% of total assets;

3.                                       Invest in oil, gas or other mineral exploration or development programs; or

4.                                       Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements);

5.                                       Invest in any repurchase agreements or senior loans if to do so would cause more than 10% of its total net assets to be invested in repurchase agreements and senior loans; or

6.                                       Invest more than 15% of its net assets in illiquid securities. Rule 144A securities deemed to be liquid shall be included in this limitation unless otherwise specified by the Board of Directors.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The Fund was organized as a Maryland Corporation and is an open-end, diversified investment management company that commenced operations in 1966. Although the Board of Directors has delegated day-to-day management to the Adviser, all Fund operations are overseen by the Fund’s Board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the Fund’s business and affairs are managed under the direction of the Board of Directors, and all powers of the Fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the Fund’s charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the Fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

DIRECTORS AND OFFICERS OF THE FUND

All Directors and officers of the Fund are also Directors and/or officers of one or more of six other investment companies advised by the Adviser. These investment companies are FPA Funds Trust’s FPA Crescent Fund, FPA Funds Trust’s FPA International Value Fund, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA Perennial Fund, Inc. and Source Capital, Inc. (collectively, the “FPA Funds”).

Directors serve until the next meeting of shareholders or until their successors are duly elected. Since shareholder meetings are not held each year, a Director’s term is indefinite in length. If a Director dies or resigns, a successor generally can be elected by the remaining Directors. Officers of the Fund are elected annually by the Board of Directors. Information regarding Directors and officers of the Fund are set forth in the following tables. All officers of the Fund are also officers of the Adviser.

Willard H. Altman, Jr., Thomas P. Merrick, Alfred E. Osborne, Jr., Patrick B. Purcell and Allan M. Rudnick are all Directors of the Fund who are not “Interested Persons” of the Fund, as that term is defined in the 1940 Act (collectively, the “Independent Directors”).

FUND DIRECTORS

				NUMBER OF
		YEAR FIRST		FPA FUND	OTHER
		ELECTED AS		BOARDS ON	DIRECTORSHIPS
	POSITION	DIRECTOR OF	PRINCIPAL OCCUPATION(S) DURING	WHICH DIRECTOR	HELD BY
NAME, ADDRESS* AND AGE	WITH FUND	THE FUND	PAST 5 YEARS	SERVES	DIRECTOR

“NON-INTERESTED” DIRECTORS

Willard H. Altman, Jr., 76	Director & Chairman of the Board	1998	Former Partner of Ernst & Young LLP, a public accounting firm. Director/Trustee of Source Capital, Inc., of FPA New Income, Inc., of FPA Paramount Fund, Inc., of FPA Funds Trust, and of FPA Perennial Fund, Inc. for more than the past five years. Chairman of the Board of FPA Funds Trust, of FPA New Income, Inc., of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc. Vice President of Evangelical Council for Financial Accountability, an accreditation organization for Christian non-profit entities, from 1995 to 2002.	7	-0-

Thomas P. Merrick, 75	Director	2009	Private consultant. President of Strategic Planning Consultants for more than the past five years. Director/Trustee of Source Capital, Inc. for more than the past five years, of FPA Paramount Fund, Inc. (since January 2008), of FPA Perennial Fund, Inc. (since August 2008), of FPA New Income, Inc. (since July 2009), and of FPA Funds Trust (since July 2009). Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7	-0-

Alfred E. Osborne, Jr., 67	Director	1999	Senior Associate Dean at the UCLA Anderson Graduate School of Management. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA New Income, Inc. and FPA Funds Trust for more than the past five years.	4	Kaiser Aluminum, Wedbush, Inc., and Heckmann Corporation

Patrick B. Purcell, 69	Director	2006	Retired. Former Executive Vice President, Chief Financial and Administrative Officer from 1983 to 1998, of Paramount Pictures. Director/Trustee of FPA New Income, Inc. and of FPA Funds Trust for more than the past five years, of Source Capital, Inc. (since May 2010), of FPA Paramount Fund, Inc. (since July 2012), and of FPA Perennial Fund, Inc. (since July 2012).	7	The Motion Picture and Television Funds

Allan M. Rudnick, 72	Director	2010	Private Investor. Formerly, Co-Founder and Chief Investment Officer of Kayne Anderson Rudnick Investment Management (“KAR”) in 1989. Prior to his retirement in December 2007, Mr. Rudnick served as President, Chief Executive Officer (2001) and Chairman of the Board (2001) of KAR. Director/Trustee of FPA New Income, Inc. and of FPA Funds Trust (since January 2010), of Source Capital, Inc. (since May 2012), of FPA Paramount Fund, Inc. (since July 2012) and of FPA Perennial Fund, Inc. (since July 2012).	7	-0-

NUMBER OF
		YEAR FIRST		FPA FUND	OTHER
		ELECTED AS		BOARDS ON	DIRECTORSHIPS
	POSITION	DIRECTOR OF	PRINCIPAL OCCUPATION(S) DURING	WHICH DIRECTOR	HELD BY
NAME, ADDRESS* AND AGE	WITH FUND	THE FUND	PAST 5 YEARS	SERVES	DIRECTOR

“INTERESTED” DIRECTORS**

Robert L. Rodriguez, 63	Director & Portfolio Manager	2000

Managing Partner and Chief Executive Officer of First Pacific Advisors, LLC (since October 2006); and Director, (since August 2000) and Portfolio Manager (since January 2010) of FPA New Income, Inc. Director for more than the past five years of FPA Fund Distributors, Inc. Director (from March 1996), Principal (from March 1996) and Chief Executive Officer (from May 2000) of First Pacific Advisors, Inc. to September 2006; President and Chief Investment Officer from September 1993 to December 2009 of the Fund; and President (since July 1988) and Chief Investment Officer (since July 1984) to December 2009 of the Fund and of FPA New Income, Inc.

				2	FPA Fund Distributors, Inc.

*         The address for each Director is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

**       “Interested person” within the meaning of the 1940 Act by virtue of his affiliation with the Fund’s Adviser.

FUND SHARES OWNED BY DIRECTORS AS OF December 31, 2011

AGGREGATE DOLLAR RANGES OF
	DOLLAR RANGE OF FUND	SHARES OWNED IN ALL FPA FUNDS
NAME	SHARES OWNED	OVERSEEN BY DIRECTOR

“NON-INTERESTED” DIRECTORS

Willard H. Altman, Jr.	$50,001 to $100,000	Over $100,000

Thomas P. Merrick	$10,001 to $50,000	Over $100,000

Alfred E. Osborne, Jr.	$50,001 - $100,000	Over $100,000

Patrick B. Purcell	Over $100,000	Over $100,000

Allan M. Rudnick	$50,001 to $100,000	Over $100,000

“INTERESTED” DIRECTORS

Robert L. Rodriguez	Over $100,000	Over $100,000

As of December 31, 2011, the officers and Directors of the Fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED MARCH 31, 2012

No compensation is paid by the Fund to any officer or Director who is a Director, officer or employee of the Adviser or its affiliates. During the fiscal year, the Fund paid annual fees of $10,000 to Directors who are not affiliated with the Adviser, plus $1,500 for each Board of Directors meeting attended and $750 for each Committee meeting held on a day other than a Board meeting. Additionally, the Chairman of the Board receives annual fees of $4,000. During the last fiscal year, the Directors then in office received as a group $87,000 in Directors’ fees.

No pension or retirement benefits are accrued as part of Fund expenses. The Fund reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.

	AGGREGATE COMPENSATION	TOTAL COMPENSATION
NAME	FROM THE FUND	FROM ALL FPA FUNDS

“NON-INTERESTED” DIRECTORS

Willard H. Altman, Jr	$20,750	$132,125	(1)

Thomas P. Merrick	$16,750	$119,458	(1)

Alfred E. Osborne, Jr	$16,000	$58,833	(2)

Patrick B. Purcell	$16,750	$93,958	(3)

Allan M. Rudnick	$16,750	$61,458	(2)

“INTERESTED” DIRECTORS

Robert L. Rodriguez	$-0-	$-0-

(1)	Includes compensation from the Fund, five open-end investment companies and one closed-end investment company.

(2)	Includes compensation from the Fund and three open-end investment companies.

(3)	Includes compensation from the Fund, three open-end investment companies and one closed-end investment company.

OFFICERS

		YEAR FIRST
		ELECTED AN
	POSITION	OFFICER OF
NAME, ADDRESS* AND AGE	WITH FUND	THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Dennis M. Bryan, 50	Co-Chief Executive Officer & Portfolio Manager	1996	Partner of First Pacific Advisors, LLC (since October 2006). Vice President of the Fund from August 1996 to January 2010, and of First Pacific Advisors, Inc. from January 1996 to September 2006.

Rikard B. Ekstrand, 47	Co-Chief Executive Officer & Portfolio Manager	2007	Partner of First Pacific Advisors, LLC (since October 2006). Vice President of the Fund from November 2007 to January 2010, and of First Pacific Advisors, Inc. from January 1999 to September 2006.

Eric S. Ende, 67	Vice President	1985

Partner of First Pacific Advisors, LLC (since October 2006); Director, President and Portfolio Manager for more than the past five years of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc.; Director, President and Chief Investment Officer for more than the past five years of Source Capital, Inc.; and Vice President of FPA New Income, Inc. and of FPA Funds Trust for more than the past five years. Senior Vice President of First Pacific Advisors, Inc. from December 1994 to September 2006.

J. Richard Atwood, 52	Treasurer	1997

Managing Partner and Chief Operating Officer, Chief Financial Officer and Treasurer of First Pacific Advisors, LLC (since October 2006); and Director, President, Chief Executive Officer, Chief Compliance Officer (since August 2004), Chief Financial Officer and Treasurer for more than the past five years of FPA Fund Distributors, Inc. Treasurer of each FPA Fund for more than the past five years. Director, Principal, Chief Operating Officer and Chief Financial Officer (from January 1997) of First Pacific Advisors, Inc. from May 2000 to September 2006.

Sherry Sasaki, 57	Secretary	1984

Assistant Vice President and Secretary of First Pacific Advisors, LLC (since October 2006); and Secretary of each FPA Fund and of FPA Fund Distributors, Inc. for more than the past five years. Assistant Vice President (from December 1992) and Secretary (from June 1991) of First Pacific Advisors, Inc. to September 2006.

Christopher H. Thomas, 55	Chief Compliance Officer	1995

Vice President and Chief Compliance Officer of First Pacific Advisors, LLC (since October 2006); Director, Vice President and Controller for more than the past five years of FPA Fund Distributors, Inc.; and Chief Compliance Officer of each FPA Fund (since August 2004). Controller from March 1995 to December 2005, and Vice President (from March 1995) and Chief Compliance Officer (from August 2004) of First Pacific Advisors, Inc. to September 2006; and Assistant Treasurer of each FPA Fund from April 1995 (except FPA Funds Trust from August 2002) to February 2006.

E. Lake Setzler III, 45	Assistant Treasurer	2006

Vice President and Controller of First Pacific Advisors, LLC (since October 2006); and Assistant Treasurer of each FPA Fund (since February 2006). Former Vice President and Controller of First Pacific Advisors, Inc. from December 2005 to September 2006.

Michael P. Gomez, 27	Assistant Vice President	2012

Assistant Vice President and Assistant Controller of First Pacific Advisors, LLC (since June 2010); and Assistant Vice President of each FPA Fund (since February 2012). Former Experienced Associate/in-charge within the Financial Services-Investment Management Group at  PricewaterhouseCoopers LLP from September 2007 to May 2010.

*              The address of each officer is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

LEADERSHIP STRUCTURE AND RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The Board of Directors has general oversight responsibility with respect to the Fund’s business and affairs. Although the Board has delegated day-to-day oversight to the Adviser, all Fund operations are overseen by the Fund’s Board, which meets quarterly. The Board is currently composed of six directors, including five directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Director”). The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings, and the Independent Directors frequently correspond with each other in between meetings to discuss specific matters that may require attention at or prior to the Board’s next regularly scheduled meeting. The Audit Committee of the Board of Directors meets quarterly at regularly scheduled meetings and the Corporate Responsibility Committee meets at least twice a year. The Independent Directors have retained “independent legal counsel” as defined in the 1940 Act.

The Board has appointed an Independent Director to serve in the role of Chairman. The Chairman’s primary role is to preside at all meetings of the Board.  The Chairman does not participate in the preparation of Board materials for meetings of the Board, but has delegated this responsibility to the Treasurer of the Fund, and they have frequent discussions regarding matters related to the preparation of the agenda for Board meetings (with input from the Independent Directors), determining which matters need to be acted upon by the Board, and ensuring that the Board obtains all the information necessary to perform its functions and take actions.  The Treasurer of the Fund also acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Directors between meetings.  Except for any duties specified herein or pursuant to the Fund’s By-Laws, the duties of the Chairman will not reduce the responsibilities that must be discharged by any other director.

The Fund’s Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders. Several members of the Board have had a long and continued service with the Fund. As noted in the table above, the Directors bring a variety of experiences and qualifications through their business backgrounds in the fields of accounting, consulting and strategic planning, education, entertainment, and investment management. The Board believes that each particular Director’s financial and business experience gives him the qualifications and skills to serve as a Director.

The Board of Directors has delegated day-to-day Fund and risk management to the Adviser, which is responsible for managing all Fund operations and the Fund’s risk management processes. The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee also considers risk management issues affecting the Fund’s financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request. For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Fund of investments in particular securities. The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

The Board has also appointed a chief compliance officer (“CCO”) for the Fund. The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Directors meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic written compliance reports which update compliance activities to date and results thereon. Additionally, the CCO presents an annual report to the Board in accordance with the Fund’s compliance policies and procedures. The CCO would report any material risk, should it arise to the Board. The CCO is also the CCO of the Adviser.

The Board has an Audit Committee and a Corporate Responsibility Committee. The responsibilities of each committee are described below.

COMMITTEES OF THE BOARD OF DIRECTORS. The Fund has as Audit Committee comprised of Willard H. Altman, Jr., Thomas P. Merrick, Alfred E. Osborne, Jr., Patrick B. Purcell and Allan M. Rudnick, none of whom is considered an “interested person” of the Fund within the meaning of the 1940 Act. The Committee makes recommendations to the Board of Directors concerning the selection of the Fund’s independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee met five times during the last fiscal year.

The Fund has a Corporate Responsibility Committee consisting of Willard H. Altman, Jr., Thomas P. Merrick, Alfred E. Osborne, Jr., Patrick B. Purcell and Allan M. Rudnick, none of whom is considered an “interested person” of the Fund within the meaning of the 1940 Act. The Committee recommends to the full Board of Directors nominees for election as Directors of the Fund to fill the vacancies on the Board, when and as they occur. The Committee periodically reviews such issues as the Board’s composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders’ suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Corporate Responsibility Committee of the Fund, in care of the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee. The determination of nominees recommended by the Committee is within the full discretion of the Committee, and a final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as Directors. The Corporate Responsibility Committee met three times during the last fiscal year.

The Corporate Responsibility Committee is responsible for searching for Director candidates that meet the evolving needs of the Board of Directors. Director candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Corporate Responsibility Committee in the Director identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflict or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Corporate Responsibility Committee does not have a formal policy respecting diversity on the Board of Directors, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board of Directors.

FIVE PERCENT SHAREHOLDERS

As of June 30, 2012, no person was known by the Fund to own of record or beneficially 5% or more of the outstanding Fund shares, except the Ohio Public Employee Deferred Compensation Program, 257 East Town Street, Columbus, Ohio 43215-4623, which held 5,254,534 shares (18.52%). Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104-4151, which held 2,142,206 shares (7.55%) also own of record more than 5% of the outstanding shares, however, this broker-dealer advises that the shares are held for the benefit of its customers.

MANAGEMENT

INVESTMENT ADVISER. First Pacific Advisors, LLC, together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the Fund’s investment adviser since July 11, 1984. The current Adviser exercised its option to purchase, among other things, the operating assets and name “First Pacific Advisors” from the previous adviser and its parent company, Old Mutual (US) Holdings Inc. This purchase took effect on September 30, 2006, and the current investment advisory agreement became effective on October 1, 2006. Presently, the Adviser manages assets of approximately $19.7 billion for seven investment companies, including one closed-end investment company, and more than 35 institutional accounts. Currently, the personnel of First Pacific Advisors, LLC consists of 23 persons engaged full time in portfolio management or investment research in addition to 43 persons engaged full time in trading, administrative, financial or clerical activities. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to prevent officers and employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the Fund but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every applicable securities trade to ensure that there is no conflict with the trading activities of the Fund. On a quarterly basis all employees must provide a report on all applicable transactions in any security in which they have or acquire direct or indirect ownership. This reporting requirement also applies to securities issued by the Government of the United States or state/local municipalities and to shares of registered open-end investment companies. This requirement does not apply to 401k investments and month-end direct payroll deductions into the mutual funds managed by the Adviser, nor does it apply to money market funds, bankers’ acceptances, bank certificates of deposit, or commercial paper.

The Fund has implemented Proxy Voting Policies and Procedures (“Policies”) that delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has implemented Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”), which underscores the Adviser’s intention to make all proxy voting decisions in the best interests of the Fund and act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

Certain of the Adviser’s proxy voting guidelines are summarized below:

•      The Adviser votes for uncontested director nominees recommended by management.

•      The Adviser votes against a management proposal to adopt a poison pill and votes for a management proposal to redeem a poison pill or limit the payment of greenmail.

•      The Adviser votes against a management proposal to eliminate or limit shareholders’ rights to call a special meeting.

Although many proxy proposals can be voted in accordance with the Adviser’s proxy voting guidelines, some proposals will require special consideration, and the Adviser will make a decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict as follows:

•      To the extent the matter is specifically covered by the Adviser’s proxy voting guidelines, the proxies generally will be voted in accordance with the guidelines.

•      To the extent the Adviser is making a case-by-case determination under its proxy voting guidelines, the Adviser will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination. If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Adviser will abstain from voting the proxy.

The Fund will file, by August 31, 2012, Form N-PX, which contains the Fund’s complete proxy voting record for the 12 months ended June 30, 2012, Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC’s web site at www.sec.gov.

INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an Investment Advisory Agreement dated October 1, 2006 (“Advisory Agreement”), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund’s investment portfolio. The Adviser is authorized, subject to the control of the Fund’s Board of Directors, to determine which securities are to be bought or sold and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund’s books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser, subject to reimbursement from the Fund for personnel involved in providing financial services as indicated below.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation. These costs include the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; the charges and expenses of auditors; the charges and expenses of any stock transfer or dividend agent or agents appointed by the Fund; brokers’ commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the cost of stock certificates representing Fund shares; fees involved in registering and maintaining registrations of the Fund and of Fund shares with the Securities and Exchange Commission (“SEC”) and various states and other jurisdictions; all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing proxy statements and semi-annual and annual reports to shareholders except as set forth in the Distribution Agreement between the Fund and the Distributor; fees and travel expenses of independent and unaffiliated Directors; the expense of furnishing, or causing to be furnished, to all shareholders a statement of account after every transaction affecting their account, including the expense of mailing; charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund’s corporate and financial structure and relations with its shareholders, issuance of Fund shares, and registrations and qualifications of securities under federal, state and other laws; association dues; interest payable on Fund borrowings; postage; and reimbursement of the Adviser’s expenses in providing financial services to the Fund as described below.

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 0.75% of the first $50 million, and 0.65% of the excess over $50 million, of the Fund’s average net assets. The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund’s Articles of Incorporation, during a calendar month.

In addition to the advisory fee, the Fund reimburses the Adviser monthly for costs incurred in providing financial services to the Fund. Such financial services include (a) maintaining the accounts, books and other documents forming the basis for the Fund’s financial statements, (b) preparing such financial statements and other Fund documents and reports of a financial nature required by federal and state laws, (c) calculating daily net assets and (d) participating in the production of the Fund’s registration statements, prospectuses, proxy materials and reports to shareholders (including compensation of the Treasurer or other principal financial officer of the Fund, compensation of personnel working under such person’s direction and expenses of office space, facilities and equipment such persons use to perform their financial services duties). However, for any fiscal year, the cost of such financial services paid by the Fund cannot exceed 0.10% of the average daily net assets of the Fund.

The advisory fee and cost of financial services are reduced in the amount by which certain defined operating expenses of the Fund (including the advisory fee and cost of financial services) for any fiscal year exceed 1.50% of the first $30 million of average net assets, plus 1% of the remaining average net assets. Such values are calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is computed and paid monthly. Operating expenses (as defined in the Advisory Agreement) exclude (a) interest, (b) taxes, (c) brokerage commissions and (d) any extraordinary expenses, such as litigation, merger, reorganization or recapitalization, to the extent such extraordinary expenses can be excluded under the rules or policies of the states in which Fund shares are registered for sale. All expenditures, including costs connected with the purchase, retention or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. This expense limitation provision does not require any payment by the Adviser beyond the return of the advisory fee and cost of financial services paid to it by the Fund for a fiscal year.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement had an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Fund’s Board of Directors or by the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by the vote of a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to September 30, 2012, has been approved by the Board of Directors and a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act). The Advisory Agreement may be terminated without penalty upon 60 days’ written notice at the option of either party or by the vote of the Fund’s shareholders. The Advisory Agreement automatically terminates in the event of its assignment.

For the fiscal years ended March 31, 2010, 2011 and 2012, the Fund's Adviser received gross advisory fees of $6,889,288, $7,522,032, and $8,410,251, respectively, plus $1,052,198, $1,149,543, and $1,286,192, respectively, for costs incurred in providing financial services to the Fund.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. The Portfolio Managers, Dennis M. Bryan and Rikard B. Ekstrand, are also responsible for the day-to-day management of other accounts. Messrs. Bryan and Ekstrand manage 11 other accounts, with total aggregate assets of $1.5 billion at March 31, 2012.  None of these accounts have an advisory fee based on the performance of the account.  Robert L. Rodriguez has served since January 1, 2011 as a Portfolio Manager, in an advisory capacity, on the Fund’s management team.

Mr. Bryan and another partner of the Adviser are responsible for the co-management of two unregistered funds, commonly known as hedge funds.  These funds had total aggregate assets of $579 million at March 31, 2012.  Investors in these two funds pay a fee of 20% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee.

The Adviser does not believe any material conflicts of interest exist as a result of the Portfolio Managers’ managing the Fund and the other accounts noted above. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell identical securities for several clients managed by the Adviser. The Adviser may aggregate orders for its client accounts for the same security where concurrent decisions are made to purchase or to sell identical securities for several clients managed by the Adviser and such aggregation will generally result in more favorable net results for its clients. In these cases, the Adviser will allocate the securities or proceeds arising out of those transactions (and the related expenses) on an average price basis among the various participants. While the Adviser believes combining orders in this way will, over time, be advantageous to all participants, in particular cases, this procedure could have an adverse effect on the price or the amount of securities purchased or sold by any one client. In making such allocations, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment.

COMPENSATION. Compensation of the Adviser’s Portfolio Managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the Portfolio Managers are equity owners of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components.  The most significant portion of  the variable component is based upon the Adviser’s assessment of the Portfolio Managers’ performance in three key areas: long-term performance, team building, and succession planning.  The Adviser assesses long-term performance over a full market cycle, which generally lasts between five- and ten years. Other considerations include manager and strategy recognition, client engagement and retention and business development.  Portfolio Managers can receive 100% of their variable participation when the Fund is closed to investors.

The majority of the fixed portion is based on the revenues received on the assets managed by the Portfolio Managers, including the Fund’s assets.

For Portfolio Managers who are equity owners of the Adviser, the value of their ownership interest is dependent upon their ability to effectively manage their business over the long term.

The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

OWNERSHIP OF SECURITIES. The dollar value of shares of the Fund owned at March 31, 2012 by Messrs. Bryan, Ekstrand and Rodriguez was each over $1,000,000.

PRINCIPAL UNDERWRITER. FPA Fund Distributors, Inc. (the “Distributor”), located at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement dated October 1, 2006 (the “Distribution Agreement”). The Distributor is a wholly-owned subsidiary of the Adviser. Please see “Distributor” for more information.

ADMINISTRATOR.  The Adviser performs administrative services for the Fund under the Investment Advisory Agreement.

TRANSFER AGENT.  Pursuant to a transfer agent agreement, UMB Fund Services, Inc., located at 803 West Michigan Street, Milwaukee, Wisconsin 53233, serves as transfer agent for the Fund.

CUSTODIAN.  Pursuant to a custodian agreement, State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, serves as the custodian of the Fund’s assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  The Fund’s independent registered public accounting firm, Deloitte & Touche LLP, audits and reports on the annual financial statements of the Fund and reviews the Fund’s federal income tax returns. Deloitte & Touche LLP may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Fund. The address of Deloitte & Touche LLP is 350 S. Grand Ave., Los Angeles, CA 90071.

LEGAL COUNSEL.  K&L Gates LLP serves as counsel to the Fund and the Independent Directors. The address of K&L Gates LLP is Four Embarcadero Center, Suite 1200, San Francisco, California 94111.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices. Equity securities are generally traded on an agency basis. For fixed-income securities traded in the over-the-counter market, orders are placed directly with a principal market maker, unless it is believed better prices and executions are available elsewhere, generally on an agency basis. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers and in negotiating commissions, the Adviser considers: the best net price available; each firm’s reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm’s expected contribution to the Fund’s investment performance on a continuing basis. Accordingly, the net price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services. Subject to policies determined by the Fund’s Board of Directors, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker-dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker-dealer would have charged for the same transaction. The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser’s overall responsibilities to the Fund. The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services that assist in making investment decisions. The Adviser allocates the amounts and proportions of such costs and regularly reports on such allocations to the Fund’s Board of Directors.

Brokerage and research services are defined by Section 28(e) of the Securities Exchange Act of 1934 to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody.

Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts. However, the Adviser might not use all such research services in managing the Fund’s portfolio. In the Adviser’s opinion and experience, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative amount of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended March 31, 2010, 2011, and 2012, totaled $569,200, $588,645, and $420,863, respectively. During the last fiscal year, all of the brokerage commissions were paid on transactions having a total value of $287,845,884 to brokers selected because of research services provided to the Adviser.

PORTFOLIO HOLDINGS DISCLOSURE

PUBLICLY AVAILABLE PORTFOLIO HOLDINGS. The Fund’s portfolio holdings are publicly available: (1) at the time such information is filed with the Securities and Exchange Commission (“SEC”) in a publicly available filing; or (2) the day next following the day such information is posted on the www.fpafunds.com website. The Fund’s publicly available portfolio holdings, which may be provided to third parties without prior approval, are: complete portfolio holdings disclosed in the Fund’s semi-annual or annual reports and filed with the SEC on Form N-CSR; complete portfolio holdings disclosed in the Fund’s first and third quarter reports and filed with the SEC on Form N-Q; portfolio statistics, top holdings and sectors disclosed in the Fund’s monthly and quarterly profiles and posted on the FPA Funds’ website approximately 15 days after month-end; and attribution reports containing only sector and/or industry breakdown for the Fund.

NON-PUBLIC PORTFOLIO HOLDINGS. Disclosure of the Fund’s non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings. The Fund has policies and procedures in place that allow the disclosure of non-public portfolio holdings for legitimate business purposes subject to certain conditions. Pursuant to these policies and procedures, the disclosure of non-public portfolio holdings may be considered permissible and within the Fund’s legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients.

RATING AND RANKING ORGANIZATIONS. The Fund’s non-public portfolio holdings may be provided to a rating and ranking organization (e.g., Lipper, Morningstar, etc.), without limitation on the condition that the non-public portfolio holdings will be used for the purposes of developing a rating or ranking and not for trading the Fund.

SERVICE PROVIDERS. A service provider or other third party that receives information about the Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and recordkeeping services) may receive non-public portfolio holdings without limitation on the condition that the non- public portfolio holdings will be used solely for the purpose of servicing the Fund and not for use in trading.

The Fund has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Fund: (i) the Adviser and the custodian pursuant to investment management and custody agreements, respectively, under which the Fund’s portfolio holdings information is provided daily on a real-time basis; (ii) accountants, attorneys and other professionals engaged by the Fund to whom the Fund provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iii) Morningstar, Inc., and Lipper Inc., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than (a) the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable, or (b) the date such information is posted to the Fund’s website.

Current and prospective investors from time to time may request different or more extensive historical portfolio holdings information for a Fund than has previously been publicly disclosed (such as information as of dates other than prior calendar and fiscal quarter ends) to assist them in their assessment of the consistency of the Adviser’s investment process through different past market environments. To the extent the requested portfolio holdings information is for periods that precede the date of the most recent publicly disclosed portfolio holdings information, it is considered stale and may be released to investors or prospective investors and others upon request without needing to be separately publicly disclosed. Because historical portfolio holdings information must have been superseded by the public disclosure of more recent portfolio holdings information before it can be released, the information should normally not enable any recipient to trade for its own benefit to the detriment of the Fund.

The Chief Compliance Officer of the Fund reports all arrangements to disclose portfolio holdings information to the Board on an annual basis. If the Board determines that disclosure is inappropriate the Fund will promptly terminate the disclosure arrangement. Any material changes to these procedures will be approved by the Board.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The turnover rate for prior periods is shown in the Prospectus under the caption “Financial Highlights.” This rate may vary greatly from year to year as well as within a year.

CAPITAL STOCK

COMMON STOCK. Each Fund share outstanding participates equally in dividends, distributions and liquidation of the Fund’s net assets. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive, preferential, subscription or conversion rights. The Fund has authorized 100 million shares of $0.01 par value Common Stock.

VOTING RIGHTS. The By-Laws of the Fund require shareholder meetings to elect Directors only when required by the 1940 Act, which is likely to occur infrequently. In addition, a special meeting of the shareholders will be called, if requested by the holders of 10% of the Fund’s outstanding shares, for the purposes, and to act upon the matters, specified in the request (which may include election or removal of Directors). When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Shares of the Fund do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of Directors can elect 100% of the Directors if they so choose. In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund’s Board of Directors.

PURCHASE AND REDEMPTION OF SHARES

Discontinuance of Sales to New Investors

The Fund has discontinued indefinitely the sale of its shares to new investors, except directors, officers and employees of the Fund, the Adviser and affiliated companies, and their immediate relatives. For the purposes of this exception, a listing of the Fund’s affiliated companies is included under the heading “Purchases Subject to a 2% Redemption Fee” in the Prospectus. The Fund continues to accept additional investments from existing shareholders, and continues to reinvest dividends and capital gains distributions with respect to the accounts of existing shareholders who elect such options. The decision to discontinue sales to new investors reflects management’s belief that, under current conditions, unrestrained growth in the Fund’s net assets might impair investment flexibility. The Fund may recommence at any time the offering of shares to new investors if the Board of Directors believes it would be in the best interests of the Fund and its shareholders.

NET ASSET VALUE. The net asset value is computed as of the close of the New York Stock Exchange (“NYSE”) on each business day during which the NYSE is open. Net asset value, rounded to the nearest cent per share, is the total market value of all the Fund’s portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Computation is made by valuing (a) securities listed or traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotations NASDAQ National Market System (“NASDAQ”) at the last sale price or, if there has been no sale that day, at the last bid price, (b) unlisted securities for which quotations are readily available at the last representative bid price as supplied by the NASDAQ or by dealers, and (c) securities for which there are no readily available market quotations and all other assets at fair value in such manner as determined in good faith in accordance with procedures adopted by the Fund’s Board of Directors.

SALES CHARGES. The maximum sales charge is 5.25%, as a percentage of the offering price, but lower sales charges apply to larger purchases. A portion of the sales charge is allocated to dealers selling Fund shares in amounts ranging from 95% to 100%, depending on the size of the investment. During special promotions, the Distributor may reallow up to 100% of the sales charge to dealers regardless of the size of the investment. At such times, dealers may be deemed to be underwriters for purposes of the Securities Act of 1933. Discounts are alike to all dealers. See the Fund’s Prospectus for more information about reducing sales charges.

AUTHORIZED FINANCIAL INTERMEDIARIES. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary, including an authorized broker or if applicable a broker’s authorized designee, accepts the order. Customer orders are priced at the Fund’s net asset value next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker’s authorized designee. Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the Fund’s transfer agent. In some circumstances, the Fund will pay the service provider a fee for performing those services.

SALES AT NET ASSET VALUE. Full-time employees of the Adviser can purchase Fund shares at net asset value via payroll deduction, provided the minimum initial investment is $250. Each subsequent investment must be at least $50.

LETTER OF INTENT. To be eligible for reduced sales charges, the investor must sign at the time of initial purchase, or within 30 days, a Letter of Intent (“LOI”) covering investments to be made within a period of 13 months (“Period”) from the initial purchase. The investor then becomes eligible for a reduced sales charge based on the total amount of the specified intended investment (“LOI Goal”), provided the amount is not less than $50,000. A minimum initial purchase of $1,500 and minimum subsequent purchases of $100 each are required. Fund shares can also be purchased to fulfill a letter of intent entered into with respect to shares of the other FPA Funds. The account information form, which should be used to establish an LOI, is available from dealers or the Distributor.

All transactions under an LOI must be indicated as such and must be placed by the dealer (in the case of an initial purchase) or the shareholder (in the case of any subsequent purchase) directly through UMB Fund Services, Inc. (“Shareholder Service Agent”). Shareholders should review for accuracy all confirmations of transactions, especially purchases made pursuant to an LOI.

If the LOI Goal is completed before the end of the Period, any subsequent purchases within the Period receive the applicable reduced sales charge. In addition, during the Period, the shareholder can increase his or her LOI Goal, and all subsequent purchases are treated as a new LOI (including escrow of additional Fund shares) except as to the Period, which does not change.

Signing an LOI does not bind the shareholder to complete his or her LOI Goal, but the LOI Goal must be completed to obtain the reduced sales charge. The LOI is binding on the Fund and the Distributor. However, the Distributor may withdraw a shareholder’s LOI privileges for future purchases upon receiving information that the shareholder has resold or transferred his or her Fund shares within the Period.

The LOI requires the Shareholder Service Agent, as escrow agent, to hold 5% of the LOI Goal in escrow until completion of the LOI Goal within the Period. The escrowed Fund shares are taken from the first purchase and, if necessary, from each successive purchase. If the LOI Goal is completed within the Period, the escrowed Fund shares are promptly delivered to, or as directed by, the shareholder.

If the LOI Goal is not completed within the Period, the shareholder must pay the Distributor an amount equal to the sales charge applicable to a single purchase in the total amount of the purchases made under the LOI minus the sales charges actually paid. If the Distributor does not receive such unpaid sales charge within 20 days after requesting payment in writing, the Distributor instructs the Shareholder Service Agent to redeem escrowed Fund shares sufficient to cover the unpaid sales charge. Under the LOI, the shareholder irrevocably appoints the Shareholder Service Agent as his or her attorney with full power of substitution to surrender for redemption any or all escrowed Fund shares. If the redemption proceeds are inadequate, the shareholder is liable to the Distributor for the difference. The Shareholder Service Agent delivers to, or as directed by, the shareholder all Fund shares remaining after such redemption, together with any excess cash proceeds.

Any income dividends and capital gains distributions on the escrowed Fund shares are paid or reinvested, as directed by the shareholder.

FPA EXCHANGE PRIVILEGE. The procedures for exchanging shares between FPA Funds are described under “Exchanging Your Fund Shares” in the Fund’s Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under “Selling (Redeeming) Your Shares” in the Prospectus.

By use of the exchange privilege, the investor authorizes the Shareholder Service Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine. The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. The Shareholder Service Agent’s records of such instructions are binding.

For purposes of determining the sales charge rate previously paid, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors will be included. If the exchanged security was acquired through reinvestment, that security may be exchanged without a sales charge. If a shareholder exchanges less than all of his securities, the security requiring no or the lowest incremental sales charge is deemed exchanged first.

Exchange requests received on a business day before shares of the Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced, are processed on the next business day as described above.

REDEMPTION OF SHARES. Redemptions are not made on days when the NYSE is closed, including those holidays listed under “Purchase and Redemption of Shares - Net Asset Value.” The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits. The Articles of Incorporation of the Fund provide that if the Board of Directors determines that conditions exist which make payment of the redemption price wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other assets. While the Fund generally does not reserve the right to pay redemption proceeds “in-kind,” it may do so if requested by a large shareholder and approved by the Board.

TELEPHONE REDEMPTION. Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the account information form. The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account (“Designated Bank”) to which the proceeds of such redemptions are sent. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the account information form. Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an account information form, marking it for “change of information” purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder’s name(s) appear on the account. All signatures require a guarantee as described under “Selling (Redeeming) Your Shares” in the Fund’s Prospectus. The account information form is available from authorized security dealers or the Distributor.

Shareholders who want to use a savings and loan (“S&L”) as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank that is a correspondent of the S&L. As this may delay receipt by the shareholder’s account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.

The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed.

2% REDEMPTION FEE. No redemption fee applies to a redemption if a sales charge was paid at the time of initial purchase. A redemption fee of 2% is imposed on redemptions (except by exchange) made within 90 days by certain persons eligible to purchase shares without an initial sales charge. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that management believes are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested for a QDIA (qualified default investment alternative) or redemptions initiated by the Fund. The fee does not apply to shares acquired through reinvested dividends or capital gains. The 2% redemption fee is imposed in order to discourage market timing by the shareholders initiating redemptions to take advantage of short-term market movements. A contingent deferred sales charge of 1% applies to redemptions made within one year of purchase for certain purchases of $1,000,000 or more made without a sales charge at the time of purchase as described in the Prospectus.

EXCESSIVE TRADING. The Fund is not intended as a vehicle for frequent trading in an attempt to profit from short-term fluctuations in the securities markets. The Board of Directors has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund’s portfolio, increase brokerage and administrative costs, and dilute the value of Fund shares held by long-term investors. The fact that the Fund is sold with a front-end sales charge has historically served as a deterrent to frequent trading. For qualifying purchases at net asset value the Fund has imposed a 2% redemption fee on shares held less than 90 days except for those shareholders to whom the charge does not apply. The section titled “Purchases Subject to a 2% Redemption Fee” in the Prospectus provides a description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four during any calendar year (see section titled “How to Exchange Your Shares” in the Prospectus). Irrespective of these front-end sales charges, redemption fees and exchange limits, the Fund reserves the right to reject any purchase or exchange request if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Further, the Fund values its holdings, when appropriate, as described under “Purchase, Pricing and Sale of Shares” in the Prospectus. There can be no assurance that the Fund will successfully detect or prevent market timing.

TAX SHELTERED RETIREMENT PLANS

Through the Distributor, prototype retirement plans are available for purchase of Fund shares. These include plans for self-employed individuals and plans for individuals buying shares under an Individual Retirement Account. A penalty tax applies, in general, to distributions made before age 59-1/2, excess contributions and failure to start distribution of the account at age 70-1/2. Borrowing from or against the account could also result in plan disqualification. Distributions from these retirement plans generally are taxable as ordinary income when received.

State Street Bank and Trust Company (“Bank”) presently acts as custodian for these retirement plans and imposes fees for administering them. Purchases of Fund shares for a retirement plan must be made by direct remittance to the Bank.

When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in the plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax-free until distribution.

The investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and distributions from, a retirement plan.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund qualified during the last fiscal year for the tax treatment applicable to regulated investment companies under the Internal Revenue Code (“Code”) and intends to so qualify in the future. Such qualification requires distributing at least 90% of its investment company taxable income to shareholders and meeting asset diversification and other requirements of the Code. As long as the Fund so qualifies, it does not pay federal income tax on its net investment income or on any net realized capital gains provided such income and capital gains are distributed to shareholders. If for any taxable year the Fund does not so qualify, all of its taxable income, including any net realized capital gains, will be taxed at regular corporate rates (without any deduction for distributions to shareholders).

The Fund is subject to a 4% excise tax to the extent it does not make certain distributions to its shareholders. Such distributions must total (1) at least 98% of ordinary income (investment company taxable income subject to certain adjustments) for any calendar year and (2) 98% of capital gains net income for the 12 months ended October 31 of such year. The Fund intends to distribute sufficient amounts to avoid liability for this excise tax.

If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized in the basis of the subsequent shares.

Under federal tax law, any loss a shareholder realizes on redemption of Fund shares held for less than six months is treated as a long-term capital loss to the extent of any long-term capital gain distribution which was paid on such Fund shares.

Prior to purchasing Fund shares, the impact of dividends or capital gains distributions should be carefully considered. Any such payments made to a shareholder shortly after purchasing Fund shares reduce the net asset value of such Fund shares to that extent and unnecessarily increase sales charges. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxes, possibly at ordinary income tax rates.

Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year are considered taxable income to shareholders on the record date even though paid in the next year. To the extent determined each year, a portion of the dividends paid to shareholders from the Fund’s net investment income qualifies for the 70% dividends received deduction for corporations.

Some shareholders may be subject to withholding on reportable dividends, capital gains distributions and redemption payments (“backup withholding”), at 28%. Generally, shareholders subject to backup withholding are those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund’s knowledge, furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding.

Under existing provisions of the Code, dividends paid to shareholders who are nonresident aliens may be subject to a 30% federal withholding tax applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the federal withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Each investor should consult his or her own tax adviser as to federal tax laws and the effect of state and local tax laws which may differ from federal tax laws.

DISTRIBUTOR

The Distributor acts as principal underwriter of Fund shares pursuant to the Distribution Agreement. The offering of Fund shares is a continuous offering. The Distributor receives commissions from the sale of Fund shares and has the exclusive right to distribute Fund shares through dealers. From the commissions received, the Distributor pays sales commissions to dealers; its own overhead and general administrative expenses; the cost of printing and distributing Fund prospectuses; and the cost of printing and distributing sales literature and advertising relating to the Fund. The Fund pays expenses attributable to registering Fund shares under federal and state laws (including registration and filing fees) and related legal and audit expenses.

The Distribution Agreement had an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Fund’s Board of Directors or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by a majority of the Fund’s Directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose. The continuation of the Distribution Agreement to September 30, 2012, has been approved by the Board of Directors and a majority of the Fund’s Directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act). The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated at any time on 60 days’ written notice, without penalty, by the Fund’s Board of Directors, the vote of a majority of the Fund’s outstanding voting securities or the Distributor.

The Distributor’s obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public. The Distributor is not obligated to sell any stated number of Fund shares. The Distributor is a subsidiary of the Adviser.

For the fiscal years ended March 31, 2010, 2011, and 2012, underwriting commissions on the sale of Fund shares were, $199,952, $161,209, and $165,257, respectively. Of such totals, the amount retained each year by the Distributor, after reallowance to other dealers, was $11,557, $9,461, and $8,879, respectively.

PRIOR PERFORMANCE INFORMATION

For the purposes of quoting and comparing the Fund’s performance to that of other mutual funds and to other relevant market indices in advertisements, performance may be stated in terms of total return. Under regulations adopted by the Securities and Exchange Commission (“SEC”), funds that intend to advertise performance must include total return quotations before taxes, after taxes on distributions and after taxes on distributions and sale of Fund shares, calculated according to the following formulas:

Total Return Before Taxes

P(1 + T)[n] =	ERV

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years (1, 5 or 10)

ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof).

Average Annual Total Return After Taxes on Distributions

P(1 + T)[n] =	ATV(D)

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years (1, 5 or 10)

ATV(D) = ending value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return After Taxes on Distributions and Redemption

P(1 + T)[n] =	ATV(DR)

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years (1, 5 or 10)

ATV(DR) = ending value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof), after taxes on fund distributions and redemption.

Under the foregoing formulas, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and cover 1, 5 and 10-year periods of a fund’s existence or such shorter period dating from the effectiveness of a fund’s registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment, and all dividends and distributions by a fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10-year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare the performance of the Fund with other measures of investment return. For example, in comparing the Fund’s total return with a stock index such as the Russell 2000 Index, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund, however, discloses the maximum sales charge and also discloses that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC regulations.

The Fund’s average annual total return before taxes (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended March 31, 2012, was (8.36)%, 3.80% and 8.32%, respectively. The Fund’s average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 5.25% of the offering price) for the same periods was (3.28)%, 4.92% and 8.90%, respectively.

The Fund’s average annual total return after taxes on distributions (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended March 31, 2012, was (8.36)%, 3.00% and 7.46%, respectively. The Fund’s average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 5.25% of the offering price) for the same periods was (3.28)%, 4.12% and 8.04%, respectively.

The Fund’s average annual total return after taxes on distributions and redemption (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended March 31, 2012, was (7.10)%, 2.93% and 7.01%, respectively. The Fund’s average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 5.25% of the offering price) for the same periods was (2.79)%, 3.90% and 7.55%, respectively.

These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance.

The foregoing information should be considered in light of the Fund’s investment objectives and policies, as well as the risks associated with the Fund’s investment practices. Future results will be affected by the future composition of the Fund’s portfolio, as well as by changes in the general price level of equity securities, and general economic and other market conditions.

In addition to any other permissible information, the Fund may include the following types of information in advertisements or reports to shareholders: 1) discussions of general economic or financial principles; 2) discussions of general economic trends; 3) presentations of statistical data to supplement these discussions; 4) descriptions of past or anticipated portfolio holdings for the Fund; 5) descriptions of investment strategies for the Fund; 6) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and 7) discussions of Fund rankings or ratings by recognized rating organizations. The Fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks, the Standard and Poor’s 500 Composite Stock Index and the Russell 2000 Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The Fund may refer to results and surveys compiled by organizations such as CDA/Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the Fund may refer to results published in major, nationally distributed newspapers and periodicals.

PORTFOLIO SUMMARY

March 31, 2012
(Unaudited)

Common Stocks		67.8%
Technology	22.6%
Oil Field Services	17.8%
Oil & Gas Exploration	10.8%
Industrial Products	7.0%
Retailing	5.2%
Healthcare	1.9%
Basic Materials	1.2%
Financial	1.2%
Business Services & Supplies	0.1%
U.S. Treasuries		16.8%
Short-Term Investments		9.5%
Other Assets and Liabilities, Net		5.9%
Net Assets		100.0%

PORTFOLIO OF INVESTMENTS

March 31, 2012

	Shares	Value
COMMON STOCKS
TECHNOLOGY — 22.6%
Arris Group, Inc.*	602,800	$6,811,640
Arrow Electronics, Inc.*	2,120,600	89,001,582
Avnet, Inc.*	2,332,000	84,861,480
Interdigital, Inc.	519,700	18,116,742
VEECO Instruments Inc.*	464,900	13,296,140
Western Digital Corporation*	2,016,100	83,446,379
		$295,533,963
OIL FIELD SERVICES — 17.8%
Atwood Oceanics, Inc.*	422,200	$18,952,558
Baker Hughes Incorporated	428,772	17,982,698
Ensco PLC	1,650,800	87,376,844
Helmerich & Payne, Inc.	179,500	9,684,025
Patterson-UTI Energy, Inc.	735,300	12,713,337
Rowan Companies, Inc.*	2,627,200	86,513,696
		$233,223,158
OIL AND GAS EXPLORATION — 10.8%
Cabot Oil & Gas Corporation	189,800	$5,916,066
Cimarex Energy Co.	186,000	14,037,420
Newfield Exploration Company*	645,312	22,379,420
Rosetta Resources, Inc.*	1,541,100	75,144,036
SM Energy Company	341,900	24,196,263
		$141,673,205
INDUSTRIAL PRODUCTS — 7.0%
Oshkosh Corporation*	1,266,900	$29,354,073
Trinity Industries, Inc.	1,886,128	62,147,917
		$91,501,990
RETAILING — 5.2%
Foot Locker, Inc.	1,126,400	$34,974,720
Signet Jewelers Ltd	692,500	32,741,400
		$67,716,120
HEALTHCARE — 1.9%
Amerigroup Corporation*	372,900	$25,088,712

BASIC MATERIALS — 1.2%
Reliance Steel & Aluminum Co.	275,308	$15,549,396

FINANCIAL — 1.2%
Federated Investors, Inc.	678,600	$15,207,426

PORTFOLIO OF INVESTMENTS

March 31, 2012

	Shares or Principal Amount	Value
COMMON STOCKS — Continued
BUSINESS SERVICES & SUPPLIES — 0.1%
DeVry Inc.	53,600	$1,815,432
TOTAL COMMON STOCKS — 67.8% (Cost $468,547,002)		$887,309,402

U.S. TREASURIES — 16.8%
U.S. Treasury Bill — 0.045% 6/21/12	$50,000,000	$49,993,000
U.S. Treasury Bill — 0.070% 7/26/12	170,000,000	169,954,100
TOTAL U.S. TREASURIES (Cost $219,956,996)		$219,947,100
TOTAL INVESTMENT SECURITIES — 84.6% ($688,503,998)		$1,107,256,502

SHORT-TERM INVESTMENTS — 9.5%
Federal Home Loan Bank (Discount Note) — 0.06% 04/06/12	$30,000,000	$29,999,850
Chevron Corporation — 0.08% 04/09/12	20,000,000	19,999,644
Federal Home Loan Bank (Discount Note) — 0.04% 04/27/12	9,269,000	9,268,732
Federal Home Loan Mortgage Corporation (Discount Note) — 0.04% 05/03/12	65,000,000	64,997,689
TOTAL SHORT-TERM INVESTMENTS (Cost $124,265,915)		$124,265,915

TOTAL INVESTMENTS — 94.1% (Cost $812,769,913)		$1,231,522,417
Other assets and liabilities, net — 5.9%		77,622,367
TOTAL NET ASSETS — 100.0%		$1,309,144,784

*  Non-income producing securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS
Investments at value:
Investment securities — at market value (identified cost $688,503,998)	$1,107,256,502
Short-term investments — at amortized cost (maturities of 60 days or less)	124,265,915	$1,231,522,417
Cash		879
Receivable for:
Investment securities sold	$80,000,000
Accrued interest	400,000
Capital Stock sold	331,547	80,731,547
		$1,312,254,843

LIABILITIES
Payable for:
Capital Stock repurchased	$1,976,566
Advisory fees and financial services	853,810
Accrued expenses and other liabilities	279,683	3,110,059

NET ASSETS		$1,309,144,784

SUMMARY OF SHAREHOLDERS’ EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 29,021,921 shares		$290,219
Additional paid-in capital		871,239,319
Accumulated net realized gain on investments		18,862,742
Unrealized appreciation of investments		418,752,504
NET ASSETS		$1,309,144,784

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$45.11

Maximum offering price per share (100/94.75 of per share net asset value)		$47.61

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2012

INVESTMENT INCOME
Dividends		$6,071,911
Interest		1,556,888
		$7,628,799
EXPENSES
Advisory fees	$8,410,251
Financial services	1,286,192
Transfer agent fees and expenses	747,579
Directors’ fees and expenses	88,077
Custodian fees and expenses	88,059
Reports to shareholders	67,491
Audit and tax fees	46,425
Registration fees	44,378
Insurance	32,016
Legal fees	15,321
Other expenses	23,611	10,849,400
Net investment loss		$(3,220,601)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities (excluding short-term investments with maturities 60 days or less)	$654,665,429
Cost of investment securities sold	562,672,889
Net realized gain on investments		$91,992,540
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of year	$556,631,968
Unrealized appreciation at end of year	418,752,504
Change in unrealized appreciation of investments		(137,879,464)

Net realized and unrealized gain (loss) on investments		$(45,886,924)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(49,107,525)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012		Year Ended March 31, 2011
CHANGE IN NET ASSETS
Operations:
Net investment loss	$(3,220,601)		$(1,904,778)
Net realized gain on investments	91,992,540		71,711,726
Change in unrealized appreciation of investments	(137,879,464)		273,383,708
Change in net assets resulting from operations		$(49,107,525)		$343,190,656

Capital Stock transactions:
Proceeds from Capital Stock sold	$101,494,107		$55,527,712
Cost of Capital Stock repurchased*	(146,275,265)	(44,781,158)	(144,398,584)	(88,870,872)
Total change in net assets		$(93,888,683)		$254,319,784

NET ASSETS
Beginning of year		1,403,033,467		1,148,713,683

End of year		$1,309,144,784		$1,403,033,467

CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		2,302,779		1,399,402
Shares of Capital Stock repurchased		(3,360,917)		(3,994,488)
Change in Capital Stock outstanding		(1,058,138)		(2,595,086)

*  Net of redemption fees of $89,897 and $45,008 for the years ended March 31, 2012 and March 31, 2011, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended March 31,
	2012	2011	2010	2009	2008
Per share operating performance:
Net asset value at beginning of year	$46.64	$35.16	$20.25	$36.84	$44.28

Income from investment operations:
Net investment income (loss)	$(0.11)	$(0.06)	$(0.07)	$0.30	$0.62
Net realized and unrealized gain (loss) on investment securities	(1.42)	11.54	15.01	(14.51)	(3.38)

Total from investment operations	$(1.53)	$11.48	$14.94	$(14.21)	$(2.76)

Less distributions:
Dividends from net investment income	—	—	$(0.03)	$(0.41)	$(0.67)
Distributions from net realized capital gains	—	—	—	(1.97)	(4.01)

Total distributions	—	—	$(0.03)	$(2.38)	$(4.68)

Redemption fees	— *	— *	— *	— *	— *

Net asset value at end of year	$45.11	$46.64	$35.16	$20.25	$36.84

Total investment return**	(3.28)%	32.65%	73.84%	(39.05)%	(6.45)%

Ratios/supplemental data:
Net assets at end of year (in $000’s)	$1,309,145	$1,403,033	$1,148,714	$765,770	$1,812,340
Ratio of expenses to average net assets	0.84%	0.87%	0.86%	0.93%	0.88%
Ratio of net investment income (loss) to average net assets	(0.25)%	(0.16)%	(0.20)%	0.92%	1.46%

Portfolio turnover rate	15%	8%	19%	18%	18%

*      Rounds to less than $0.01 per share

**   Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2012

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund’s primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.    Security Valuation

The Fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.    Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.    Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser’s emphasis on a value-oriented investment approach generally results in the Fund’s portfolio being invested primarily in medium- or smaller-sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

NOTE 3 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

NOTES TO FINANCIAL STATEMENTS

Continued

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at March 31, 2012 were as follows:

Undistributed Ordinary Income	—
Undistributed Net Realized Gains	$18,862,742

The Fund did not pay any distributions for the fiscal years ended March 31, 2012 and 2011.

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $650,916,826 for the year ended March 31, 2012. Realized gains or losses are based on the specific identification method.

The cost of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) held at March 31, 2012, for federal income tax purposes was $688,503,998. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2012, for federal income tax purposes was $422,811,005 and $4,058,501, respectively resulting in net unrealized appreciation of $418,752,504. As of and during the year ended March 31, 2012, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before March 31, 2009 or by state tax authorities for years ended on or before March 31, 2008.

During the year ended March 31, 2012, the Fund reclassified $5,125,379 of net investment losses from Accumulated Net Investment Losses to Additional Paid-in-Capital to align financial reporting with tax reporting.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the “Adviser”). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund’s average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Investment Advisory Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended March 31, 2012, the Fund paid aggregate fees of $87,000 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 5 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended March 31, 2012, the Fund collected $89,897 in redemption fees, which amounts to less than $0.01 per share.

NOTE 6 — Distributor

For the year ended March 31, 2012, FPA Fund Distributors, Inc. (“Distributor”), a wholly owned subsidiary of the Adviser, received $8,879 in net Fund share sales commissions after reallowance to other dealers. The Distributor

NOTES TO FINANCIAL STATEMENTS

Continued

pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities’ value in the judgment of the Fund’s officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith by, or under the direction of, the Fund’s Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund’s determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund’s investments as of March 31, 2012:

	Level 1(3)	Level 2(3)	Level 3(3)	Total
Common Stocks(1)	$887,309,402	—	—	$887,309,402
U.S. Treasuries	—	$219,947,100	—	219,947,100
Short-Term Investments(2)	—	124,265,915	—	124,265,915
	$887,309,402	$344,213,015	—	$1,231,522,417

(1)          All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)          Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)          Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended March 31, 2012. Additionally, there were no transfers into or out of Level 3 during the year ended March 31, 2012.

NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 8 — New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.” The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. These new pronouncements are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA CAPITAL FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2012, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. as of March 31, 2012, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
May 11, 2012